Exhibit 10.2

EXECUTION COPY

ROSS STORES, INC.

$85,000,000 6.38% Series A Senior Notes
due December 14, 2018

$65,000,000 6.53% Series B Senior Notes
due December 14, 2021

NOTE PURCHASE AGREEMENT

DATED AS OF OCTOBER 17, 2006

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SCHEDULE A	—	INFORMATION RELATING TO PURCHASERS

SCHEDULE B	—	DEFINED TERMS

SCHEDULE 5.4	—	Subsidiaries of the Company, Ownership of Subsidiary Stock

SCHEDULE 5.9	—	Tax Liabilities

SCHEDULE 5.15	—	Existing Debt

SCHEDULE 10.4	—	Existing Liens

EXHIBIT 1	—	Form of 6.38% Series A Senior Notes due December 14, 2018

EXHIBIT 2	—	Form of 6.53% Series B Senior Notes due December 14, 2021

EXHIBIT 2.3	—	Form of Subsidiary Guaranty

EXHIBIT 4.4(a)	—	Form of Opinion of General Counsel to the Company

EXHIBIT 4.4(b)	—	Form of Opinion of Special Counsel to the Company

EXHIBIT 4.4(c)	—	Form of Opinion of Special Virginia Counsel to the Subsidiary Guarantor

EXHIBIT 4.4(d)	—	Form of Opinion of Special Counsel to the Purchasers

EXHIBIT 7.2	—	Officer’s Certificate

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ROSS STORES, INC.
4440 ROSEWOOD DRIVE
PLEASANTON, CALIFORNIA 94588-3050

$85,000,000 6.38% SERIES A SENIOR NOTES
DUE DECEMBER 14, 2018

$65,000,000 6.53% SERIES B SENIOR NOTES
DUE DECEMBER 14, 2021

Dated as of
October 17, 2006

TO THE PURCHASERS LISTED IN
           THE ATTACHED SCHEDULE A:

Ladies and Gentlemen:

          ROSS STORES, INC., a Delaware corporation (the “Company”), agrees with the Purchasers listed in the attached Schedule A (the “Purchasers”)’ to this Note Purchase Agreement (this “Agreement”) as follows:

SECTION 1.     AUTHORIZATION OF NOTES.

          Section 1.1.      Description of Notes. The Company will authorize the issue and sale in two series of $150,000,000 aggregate principal amount of its senior notes, of which $85,000,000 aggregate principal amount shall be its 6.38% Series A Senior Notes due December 14, 2018 (the “Series A Notes”), $65,000,000 aggregate principal amount shall be its 6.53% Series B Senior Notes due December 14, 2021 (the “Series B Notes” and, together with the Series A Notes, the “Notes,” such term to include any such notes issued in substitution therefor pursuant to Section 13 of this Agreement). The Series A Notes and Series B Notes shall be substantially in the form set out in Exhibits 1 and 2, respectively, with such changes therefrom, if any, as may be approved by each Purchaser and the Company. Certain capitalized terms used in this Agreement are defined in Schedule B; references to a “Schedule” or an “Exhibit” are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

          Section 1.2.      Interest Rate. The Notes shall bear interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid principal thereof from the date of issuance at their respective stated rate of interest payable semi-annually in arrears on the fourteenth day of June and December in each year and at maturity commencing on June 14, 2007, until such principal sum shall have become due and payable (whether at maturity, upon notice of prepayment or otherwise) and interest (so computed) on any overdue principal, interest or Make-Whole Amount from the due date thereof (whether by acceleration or otherwise) at the applicable Default Rate until paid.

SECTION 2.     SALE AND PURCHASE OF NOTES.

          Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at the Closing provided for in Section 3, Notes of the respective Series and in the principal amount specified opposite such Purchaser’s name in Schedule A at the purchase price of 100% of the principal amount thereof. The obligations of each Purchaser hereunder are several and not joint obligations, and each Purchaser shall have no obligation and no liability to any Person for the performance or nonperformance by any other Purchaser hereunder.

SECTION 3.     CLOSING.

          The sale and purchase of the Notes to be purchased by each Purchaser shall occur at the offices of Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603 at 10:00 a.m. Central time, at a closing (the “Closing”) on December 14, 2006 or on such other Business Day thereafter on or prior to December 15, 2006 as may be agreed upon by the Company and the Purchasers. On the Closing Date, the Company will deliver to each Purchaser the Notes to be purchased by such Purchaser in the form of a single Note (or such greater number of Notes in denominations of at least $1,000,000 as such Purchaser may request) dated the Closing Date and registered in such Purchaser’s name (or in the name of such Purchaser’s nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to Account Number BBK IOC 363, Acct. Name: Trnsfr Funds - Personal Trust FFC: Acct #312018 for Ross Stores, Inc., at Bank of New York, 1 Wall Street, New York, New York 10286, ABA Number 021000018. If, on the Closing Date, the Company shall fail to tender such Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to any Purchaser’s satisfaction, such Purchaser shall, at such Purchaser’s election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.

SECTION 4.     CONDITIONS TO CLOSING.

          Each Purchaser’s obligation to purchase and pay for the Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to or at the Closing, of the following conditions applicable to the Closing Date:

          Section 4.1    Representations and Warranties.

          (a)     Representations and Warranties of the Company. The representations and warranties of the Company in this Agreement shall be correct at the time of the Closing, except to the extent that such representations and warranties expressly related to an earlier date.

          (b)     Representations and Warranties of the Subsidiary Guarantors. The representations and warranties of the Subsidiary Guarantors in the Subsidiary Guaranty shall be correct at the time of the Closing.

          Section 4.2.     Performance; No Default. The Company and each Subsidiary Guarantor shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by the Company and each Subsidiary Guarantor prior to or at the Closing, and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Section 5.14), no Default or Event of Default shall have occurred and be continuing. Neither the Company nor any Subsidiary shall have entered into any transaction since the date of the Memorandum that would have been prohibited by Section 10 hereof had such Sections applied since such date.

          Section 4.3.     Compliance Certificates.

          (a)     Officer’s Certificate of the Company. The Company shall have delivered to such Purchaser an Officer’s Certificate, dated the Closing Date, certifying that the conditions specified in Sections 4.1(a), 4.2 and 4.9 have been fulfilled.

          (b)     Secretary’s Certificate of the Company. The Company shall have delivered to such Purchaser an Officer’s Certificate, dated the Closing Date, certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes and this Agreement.

          (c)     Officer’s Certificate of the Subsidiary Guarantors. Each Subsidiary Guarantor shall have delivered to such Purchaser an Officer’s Certificate, dated the Closing Date, (i) certifying that the conditions specified in Sections 4.1(b), 4.2 and 4.9 have been fulfilled and (ii) certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Subsidiary Guaranty.

          Section 4.4.    Opinions of Counsel. Such Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated the Closing Date (a) from Mark Askanas, General Counsel of the Company, covering the matters set forth in Exhibit 4.4(a) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to the Purchasers), (b) from Latham & Watkins LLP, special counsel for the Company and the Subsidiary Guarantors, covering the matters set forth in Exhibit 4.4(b) (and the Company hereby instructs its counsel to deliver such opinion to the Purchasers), (c) from DLA Piper Rudnick Gray Cary, special Virginia counsel for Ross Dress for Less, Inc. (“RDFL”), covering the matters set forth in Exhibit 4.4(c) (and RDFL hereby instructs its counsel to deliver such opinion to the Purchasers), and (d) from Chapman and Cutler LLP, the Purchasers’ special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4(d) and covering such other matters incident to such transactions as such Purchaser may reasonably request.

          Section 4.5.     Purchase Permitted By Applicable Law, Etc. On the date of the Closing such Purchaser’s purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by such Purchaser not less than five (5) Business Days prior to the Closing Date, such Purchaser shall have received an Officer’s Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

          Section 4.6.    Sale of Other Notes. Contemporaneously with the Closing the Company shall sell to each other Purchaser and each other Purchaser shall purchase the Notes to be purchased by it at the Closing as specified in Schedule A.

          Section 4.7.     Payment of Special Counsel Fees. Without limiting the provisions of Section 15.1, the Company shall have paid on or before the Closing Date, the reasonable fees, reasonable charges and reasonable disbursements of the Purchasers’ special counsel referred to in Section 4.4 to the extent reflected in a detailed statement of such counsel rendered to the Company at least one Business Day prior to the Closing Date.

          Section 4.8.    Private Placement Number. A Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for each Series of the Notes.

          Section 4.9.    Changes in Corporate Structure. Neither the Company nor any Subsidiary Guarantor shall have changed its jurisdiction of organization or, been a party to any merger or consolidation, or shall have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of this Agreement.

          Section 4.10.    Subsidiary Guaranty. The Subsidiary Guaranty shall have been duly authorized, executed and delivered by each Subsidiary Guarantor, shall constitute the legal, valid and binding contract and agreement of each Subsidiary Guarantor and such Purchaser shall have received a true, correct and complete copy thereof.

          Section 4.11.    Funding Instructions. At least three Business Days prior to the date of the Closing, each Purchaser shall have received written instructions signed by a Responsible Officer on letterhead of the Company confirming the information specified in Section 3 including (i) the name and address of the transferee bank, (ii) such transferee bank’s ABA number and (iii) the account name and number into which the purchase price for the Notes is to be deposited.

          Section 4.12.    Proceedings and Documents. All corporate and other organizational proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to such Purchaser and its special counsel, and such Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such special counsel may reasonably request.

SECTION 5.     REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

          The Company represents and warrants to each Purchaser that:

          Section 5.1.    Organization; Power and Authority. The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Notes and to perform the provisions hereof and thereof.

          Section 5.2.    Authorization, Etc. This Agreement and the Notes to be issued on the Closing Date have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each such Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as (i) such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and (ii) the remedy of specific performance or of injunctive relief is subject to the discretion of the court before which any proceeding therefore may be brought.

          Section 5.3.    Disclosure. The Company, through its agent, Banc of America Securities LLC, has delivered to you and each Other Purchaser a copy of a Private Placement Memorandum, dated August ___, 2006 (the “Memorandum “), relating to the transactions contemplated hereby. The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Company and its Subsidiaries. This Agreement, the Memorandum, the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Company in connection with the transactions contemplated hereby and the financial statements referred to in Section 5.5, in each case, delivered to the Purchasers prior to August 14, 2006 (this Agreement, the Memorandum and such documents, certificates or other writings and such financial statements being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Disclosure Documents, since April 29, 2006, there has been no change in the financial condition, operations, business or properties of the Company or any of its Subsidiaries except changes that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that would reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents.

          Section 5.4.    Organization and Ownership of Shares of Subsidiaries; Affiliates. (a) Schedule 5.4 contains (except as noted therein) complete and correct lists of the Company’s Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary.

          (b)     Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

          (c)      No Subsidiary Guarantor is a party to, or otherwise subject to, any legal restriction or any agreement (other than this Agreement, the agreements listed on Schedule 5.4 and customary limitations imposed by law) restricting the ability of such Subsidiary Guarantor to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary Guarantor.

          Section 5.5.    Financial Statements; Material Liabilities. The financial statements of the Company and its Subsidiaries included in Form 10-K for the year ended January 28, 2006, in Form 10-Q for the quarter ended April 29, 2006 and in any Form 10-Q filed after the date hereof and before the Closing Date (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such financial statements and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments). The Company does not have actual knowledge of any Material liabilities that are not disclosed on such financial statements or otherwise disclosed in the Disclosure Documents.

          Section 5.6.    Compliance with Laws, Other Instruments, Etc. The execution, delivery and performance by the Company of this Agreement and the Notes will not (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other Material agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary, or (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary, other than, in each case, for those breaches, defaults, conflicts or violations which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

          Section 5.7.      Governmental Authorizations, Etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution or delivery by the Company of this Agreement or the issuance and sale of the Notes, except for filings customarily required for private placement transactions under federal and state securities laws, including Form 8-K filings, and for any such consent, approval, authorization, registration, filing or declaration, the failure to obtain or make would not reasonably be expected to result in a Material Adverse Effect.

          Section 5.8.      Litigation; Observance of Agreements, Statutes and Orders. (a) There are no actions, suits, investigations or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

          (b)      To the actual knowledge of the Company, neither the Company nor any Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws or the USA Patriot Act) of any Governmental Authority, which default or violation, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

          Section 5.9.      Taxes. The Company and each of its Subsidiaries has filed all material federal, state and other tax returns required to be filed, and all material taxes, assessments and other governmental charges due from the Company or any Subsidiary have been fully paid or adequate reserves have been established therefor. Neither the Company nor any Subsidiary has executed any waiver of limitations in respect of tax liabilities except as disclosed in Schedule 5.9. The Company and each of its Subsidiaries has established on its books reserves adequate for the payment of all material federal, state and other tax liabilities.

          Section 5.10.    Title to Property; Leases. The Company and its Subsidiaries have good and marketable title to their respective properties which the Company and its Subsidiaries own or purport to own that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business). All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

          Section 5.11.    Licenses, Permits, Etc. The Company and each of its Subsidiaries possess, license or otherwise has rights in or to all franchises, patents, copyrights, trademarks, tradenames, service marks, licenses and permits material to the conduct of its business as substantially now conducted without known conflict with any rights of others.

          Section 5.12.    Compliance with ERISA. (a) The Company and each of its Subsidiaries have fulfilled their obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and are in compliance in all material respects with the applicable provisions of ERISA and the Code, and have not incurred any material liability to the PBGC or a Plan under Title IV of ERISA; and no Prohibited Transaction or Reportable Event has occurred that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          (b)      The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of Section 406 of ERISA or in connection with which a tax would be imposed pursuant to Section 4975(c)(1)(A)-D) of the Code. The representation by the Company in the first sentence of this Section 5.12(b) is made in reliance upon and subject to the accuracy of each Purchaser’s representation in Section 6.3 as to the sources of the funds to be used to pay the purchase price of the Notes to be purchased by such Purchaser.

          Section 5.13.    Private Offering by the Company. Neither the Company nor anyone acting on the Company’s behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than fifty (50) other Institutional Investors, each of which has been offered the Notes in connection with a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act.

          Section 5.14.    Use of Proceeds; Margin Regulations. The Company will use the proceeds of the sale of the Notes for general corporate purposes of the Company. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 5% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 5% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

          Section 5.15.    Existing Debt. Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Debt of the Company and its Subsidiaries as of August 1, 2006, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Debt of the Company or its Subsidiaries, except for changes in the amounts outstanding under the Bank Credit Agreement. Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Debt of the Company or such Subsidiary.

          Section 5.16.      Foreign Assets Control Regulations, Etc. (a) Neither the sale of the Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

          (b)      Neither the Company nor any Subsidiary is a Person described or designated in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control or in Section 1 of the Anti-Terrorism Order or, to the knowledge of the Company, engages in any dealings or transactions with any such Person. The Company and its Subsidiaries are in compliance, in all material respects, with the USA Patriot Act.

          (c)      No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended, assuming in all cases that such Act applies to the Company.

          Section 5.17.      Status under Certain Statutes. Neither the Company nor any Subsidiary is required to be registered as an “investment company” under the Investment Company Act of 1940, as amended.

          Section 5.18.      Environmental Matters. There are no violations by the Company or any of its Subsidiaries of any Environmental Law and no Environmental Claims that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          Section 5.19.      Notes Rank Pari Passu. (a) The obligations of the Company under the Notes rank pari passu in right of payment with all other senior unsecured Debt (actual or contingent) of the Company existing on the date hereof and on the Closing Date, including, without limitation, all senior unsecured Debt of the Company described in Schedule 5.15 hereto.

          (b)      The obligations of each Subsidiary Guarantor under the Subsidiary Guaranty rank pari passu in right of payment with all other senior unsecured Debt (actual or contingent) of such Subsidiary Guarantor existing on the date hereof and on the Closing Date, including, without limitation, all senior unsecured Debt of such Subsidiary Guarantor described in Schedule 5.15 hereto.

SECTION 6.          REPRESENTATIONS OF THE PURCHASER.

          Section 6.1.      Purchase for Investment. Each Purchaser severally represents that it is purchasing the Notes for its own account or for one or more separate accounts maintained by it or for the account of one or more pension or trust funds and not with a view to the distribution thereof (other than any Notes purchased by Banc of America Securities LLC on the Closing Date which are intended to be resold to a “qualified institutional buyer” pursuant to Rule 144A of the Securities Act), provided that the disposition of such Purchaser’s or such pension or trust funds’

property shall at all times be within such Purchaser’s or such pension or trust funds’ control. Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

          Section 6.2.      Accredited Investor. Each Purchaser represents that it is an “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act acting for its own account (and not for the account of others) or as a fiduciary or agent for others (which others are also “accredited investors”). Each Purchaser further represents that such Purchaser has been afforded access to information about the Company and the Company’s financial condition, business, management and prospects sufficient to enable it to evaluate its investment in the Notes and has had the opportunity to ask questions of the Company and received answers concerning the terms and conditions of the sale of the Notes.

          Section 6.3.      Source of Funds. Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder:

          (a)      the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the National Association of Insurance Commissioners (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or

          (b)      the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

          (c)      the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 and, except as disclosed by such Purchaser to the Company in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

          (d)      the Source constitutes assets of an “investment fund” (within the meaning of Part V of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part V of the QPAM Exemption), no employee benefit plan’s assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QP AM Exemption are satisfied, as of the last day of its most recent calendar quarter, the QPAM does not own a 10% or more interest in the Company and no person controlling or controlled by the QPAM (applying the definition of “control” in Section V(e) of the QPAM Exemption) owns a 20% or more interest in the Company (or less than 20% but greater than 10%, if such person exercises control over the management or policies of the Company by reason of its ownership interest) and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this clause (d); or

          (e)      the Source constitutes assets of a “plan(s)” (within the meaning of Section IV of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV of the INHAM exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of “control” in Section IV(d) of the INHAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e); or

(f) the Source is a governmental plan; or

          (g)      the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (g); or

(h) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.3, the terms “employee benefit plan,” “governmental plan,” and “separate account” shall have the respective meanings assigned to such terms in section 3 of ERISA.

SECTION 7.          INFORMATION AS TO COMPANY.

          Section 7.1.      Financial and Business Information. The Company shall deliver to each holder of Notes that is an Institutional Investor:

(a) Quarterly Statements — within 60 days after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year),

(i) a consolidated unaudited balance sheet of the Company and its Subsidiaries as at the end of such quarter, and

          (ii)     consolidated unaudited statements of income, changes in shareholders’ equity and cash flows of the Company and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from yearend adjustments, provided that filing with the Securities and Exchange Commission within the time period specified above the Company’s Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor shall be deemed to satisfy the requirements of this Section 7.1(a);

(b) Annual Statements — within 105 days after the end of each fiscal year of the Company,

(i) a consolidated balance sheet of the Company and its Subsidiaries, as at the end of such year, and

(ii) consolidated statements of income, changes in shareholders’ equity and cash flows of the Company and its Subsidiaries, for such year,

setting forth in each case in comparative form the figures for the previous fiscal year, prepared in accordance with GAAP, and accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, provided that filing with the Securities and Exchange Commission within the time period specified above of the Company’s Annual Report on Form 10-K for such fiscal year (together with the Company’s annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor shall be deemed to satisfy the requirements of this Section 7.1(b);

          (c)      SEC and Other Reports — except for filings referred to in Section 7.1(a) and (b) above, promptly upon their becoming available and, to the extent applicable, one copy of (i) each financial statement, report, notice or proxy statement sent by the Company or any Subsidiary to public securities holders generally, and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by the Company or any Subsidiary with the Securities and Exchange Commission, provided that the Company shall be deemed to have made such delivery of such information if it shall have made such information available on “EDGAR”;

          (d)      Notice of Default or Event of Default — promptly, and in any event within fifteen Business Days after a Responsible Officer becomes aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(g), a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

          (e)      ERISA Matters — if at any time the Company is no longer required to file financial statements with the SEC, then promptly, and in any event within ten Business Days after a Responsible Officer becomes aware of any event, transaction or condition that would result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the imposition of a penalty or excise tax under the provisions of the Code relating to employee benefit plans, or the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, would reasonably be expected to have a Material Adverse Effect;

          (f)      Notices from Governmental Authority — if at any time the Company is no longer required to file financial statements with the SEC, then promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Company or any Subsidiary from any federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that would reasonably be expected to have a Material Adverse Effect; and

          (g)     Requested Information — with reasonable promptness, such other data and information relating to the financial condition of the Company or any of its Subsidiaries and relating to the ability of the Company to comply with the terms of this Agreement as from time to time may be reasonably requested by any such holder of Notes or such information regarding the Company required to satisfy the requirements of 17 C.F.R. §230.144A, as amended from time to time, in connection with any contemplated transfer of the Notes.

          Section 7.2.      Officer’s Certificate. Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) hereof shall be accompanied by a certificate (which in the case of electronic delivery of any such financial statements, shall be by separate concurrent delivery of such certificate to each holder of Notes) of a Senior Financial Officer setting forth:

          (a)      Covenant Compliance — the information required in order to establish whether the Company was in compliance with the requirements of Section 10.1 through Section 10.3 and Section 10.5 hereof, inclusive, during the quarterly or annual period covered by the statements then being furnished, substantially in the form of Exhibit 7.2 hereto; and

          (b)      Event of Default — a statement that such officer has reviewed the relevant terms hereof and that such review shall not have disclosed the existence during the quarterly or annual period covered by the statements then being furnished of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

          Section 7.3.      Additional Information. The Company shall permit the representatives of each holder of Notes that is an Institutional Investor:

          (a)      No Default — if no Default or Event of Default then exists, at the expense of, and upon the request of the Required Holders, to participate in a conference call with the Company during normal business hours for the purpose of discussing the affairs, finances and accounts of the Company and its Subsidiaries with the Company’s officers, provided that the Company shall not be obligated to participate in more than one such conference call in each calendar year; and

          (b)      Default — if a Default or Event of Default then exists, at the expense of the Company, upon at least two Business Days prior notice, to visit the principal executive offices of the Company, to examine all of the books of account, records, reports and other papers of the Company and its Subsidiaries, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers during normal business hours, all at such times and as often as may be reasonably requested.

SECTION 8.          PAYMENT OF THE NOTES.

          Section 8.1.      Maturity. As provided therein, the entire unpaid principal amount of the Series A Notes and Series B Notes shall be due and payable on December 14, 2018 and December 14, 2021, respectively.

          Section 8.2.      Optional Prepayments with Make-Whole Amount. The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes of any Series, in an amount not less than 10% of the original aggregate principal amount of the Notes of such Series to be prepaid in the case of a partial prepayment (or such lesser amount as shall be required to effect a partial prepayment resulting from an offer of prepayment pursuant to Section 10.5(2)), at 100% of the principal amount so prepaid, together with interest accrued thereon to the date of such prepayment, plus the Make-Whole Amount, if any, determined for the prepayment date with respect to such principal amount of each Note then outstanding of the applicable Series to be prepaid. The Company will give each holder of Notes of the Series to be prepaid written notice of each optional prepayment under this Section 8.2 not less than 15 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date, the aggregate principal amount of the Notes of the applicable Series to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes of the Series to be prepaid a certificate of a Senior Financial Officer specifying the calculation of each such Make-Whole Amount as of the specified prepayment date.

          Section 8.3.      Allocation of Partial Prepayments. In the case of each partial prepayment of the Notes of any Series pursuant to the provisions of Section 8.2, the principal amount of the Notes of the Series to be prepaid shall be allocated among all of the Notes of such Series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof.

          Section 8.4.      Maturity; Surrender, Etc. In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

          Section 8.5.      Purchase of Notes. The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes of any Series except (a) upon the payment or prepayment of the Notes of any Series in accordance with the terms of this Agreement and the Notes or (b) pursuant to a written offer to purchase any outstanding Notes of any Series made by the Company or an Affiliate pro rata to the holders of the Notes of such Series upon the same terms and conditions. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

          Section 8.6.      Make-Whole Amount. The term “Make-Whole Amount” means with respect to any Note an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note, minus the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings with respect to the Called Principal of such Note:

          “Called Principal” means, the principal of any Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

          “Discounted Value” means, the amount obtained by discounting all Remaining Scheduled Payments from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on such Note is payable) equal to the Reinvestment Yield.

          “Reinvestment Yield” means, 0.50% plus the yield to maturity calculated by using (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date on screen “PX-1” on the Bloomberg Financial Market Service (or such other information service as may replace Bloomberg) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. In either case, the yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly on a straight line basis between (1) the applicable U.S. Treasury security (or Constant Maturity Series) with the maturity closest to and greater than the Remaining Average Life and (2) the applicable U.S. Treasury security (or Constant Maturity Series) with the maturity closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

          “Remaining Average Life” means, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date and the scheduled due date of such Remaining Scheduled Payment.

          “Remaining Scheduled Payments” means, all payments of such Called Principal and interest thereon that would be due after the Settlement Date if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of such Note, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or 12.1.

          “Settlement Date” means, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

          Section 8.7.      Change in Control. (a) Notice of Change in Control or Control Event. The Company will, within 15 Business Days after any Responsible Officer has knowledge of the occurrence of any Change in Control or Control Event, give written notice of such Change in Control or Control Event to each holder of Notes unless notice in respect of such Change in Control (or the Change in Control contemplated by such Control Event) shall have been given pursuant to subparagraph (b) of this Section 8.7. If a Change in Control has occurred, such notice shall contain and constitute an offer to prepay Notes of each Series as described in subparagraph (c) of this Section 8.7 and shall be accompanied by the certificate described in subparagraph (g) of this Section 8.7.

          (b)      Condition to Company Action. The Company will not take any action that consummates or finalizes a Change in Control unless (i) at least 15 Business Days prior to such action it shall have given to each holder of Notes written notice containing and constituting an offer to prepay Notes as described in subparagraph (c) of this Section 8.7, accompanied by the certificate described in subparagraph (g) of this Section 8.7, and (ii) contemporaneously with such action, it prepays all Notes required to be prepaid in accordance with this Section 8.7.

          (c)      Offer to Prepay Notes. The offer to prepay Notes contemplated by subparagraphs (a) and (b) of this Section 8.7 shall be an offer to prepay, in accordance with and subject to this Section 8.7, all, but not less than all, the Notes held by each holder (in this case only, “holder” in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) on a date specified in such offer (the “Proposed Prepayment Date “). If such Proposed Prepayment Date is in connection with an offer contemplated by subparagraph (a) of this Section 8.7, such date shall be not less than 20 days and not more than 30 days after the date of such offer (if the Proposed Prepayment Date shall not be specified in such offer, the Proposed Prepayment Date shall be the 20th day after the date of such offer).

          (d)      Acceptance. A holder of Notes may accept the offer to prepay made pursuant to this Section 8.7 by causing a notice of such acceptance to be delivered to the Company at least 5 Business Days prior to the Proposed Prepayment Date. A failure by a holder of Notes to respond to an offer to prepay made pursuant to this Section 8.7 shall be deemed to constitute a rejection of such offer by such holder.

          (e)      Prepayment. Prepayment of the Notes to be prepaid pursuant to this Section 8.7 shall be at 100% of the principal amount of such Notes, but without the payment of the Make-Whole Amount, together with interest on such Notes accrued to the date of prepayment. The prepayment shall be made on the Proposed Prepayment Date except as provided in subparagraph (f) of this Section 8.7.

          (f)      Deferral Pending Change in Control. The obligation of the Company to prepay Notes pursuant to the offers required by subparagraph (b) and accepted in accordance with subparagraph (d) of this Section 8.7 is subject to the occurrence of the Change in Control in respect of which such offers and acceptances shall have been made. In the event that such Change in Control does not occur on the Proposed Prepayment Date in respect thereof, the prepayment shall be deferred until and shall be made on the date on which such Change in Control occurs. The Company shall keep each holder of Notes reasonably and timely informed of (i) any such deferral of the date of prepayment, (ii) the date on which such Change in Control and the prepayment are expected to occur, and (iii) any determination by the Company that efforts to effect such Change in Control have ceased or been abandoned (in which case the offers and acceptances made pursuant to this Section 8.7 in respect of such Change in Control shall be deemed rescinded).

          (g)      Officer’s Certificate. Each offer to prepay the Notes pursuant to this Section 8.7 shall be accompanied by a certificate, executed by a Senior Financial Officer of the Company and dated the date of such offer, specifying: (i) the Proposed Prepayment Date; (ii) that such offer is made pursuant to this Section 8.7; (iii) the principal amount of each Note offered to be prepaid; (iv) the interest that would be due on each Note offered to be prepaid, accrued to the Proposed Prepayment Date; (v) that the conditions of this Section 8.7 have been fulfilled; and (vi) in reasonable detail, the nature and date or proposed date of the Change in Control.

          (h)      “Change in Control” Defined. “Change in Control” means the occurrence of any event or circumstance after which any Person or Persons acting in concert, together with Affiliates thereof, in the aggregate, directly or indirectly, control or own (beneficially or otherwise) more than 50% (by number of shares) of the issued and outstanding voting stock of the Company. Notwithstanding the foregoing, no Change in Control shall occur if immediately after the occurrence of the Change in Control, the Notes or other long term unsecured senior notes of the Company are rated “BBB-” or better (or the equivalent) by a Nationally Recognized Rating Agency. A “Nationally Recognized Rating Agency” shall mean Moody Investors Service, Inc., Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc., Fitch Rating Service Inc., Dominion Bond Rating Service Inc. or another nationally recognized bond rating service.

          (i)      “Control Event” Defined. “Control Event” means:

          (i)      the execution by the Company or any of its Subsidiaries or Affiliates of any agreement or letter of intent with respect to any proposed transaction or event or series of transactions or events which, individually or in the aggregate, may reasonably be expected to result in a Change in Control,

(ii) the execution of any written agreement which, when fully performed by the parties thereto, would result in a Change in Control, or

          (iii)      the making of any written offer by any person (as such term is used in section 13(d) and section 14(d)(2) of the Exchange Act as in effect on the date of the Closing) or related persons constituting a group (as such term is used in Rule 13d-5 under the Exchange Act as in effect on the date of the Closing) to the holders of the common stock of the Company, which offer, if accepted by the requisite number of holders, would result in a Change in Control.

SECTION 9.          AFFIRMATIVE COVENANTS.

          The Company covenants that so long as any of the Notes are outstanding:

          Section 9.1.      Compliance with Law. Without limiting Section 10.8, the Company will, and will cause each of its Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, ERISA, the USA Patriot Act and Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          Section 9.2.      Insurance. The Company will, and will cause each of its Subsidiaries to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) in such amounts as the officers of the Company in the exercise of their reasonable judgment deem to be adequate.

          Section 9.3.      Maintenance of Properties. The Company will, and will cause each of its Subsidiaries to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          Section 9.4.     Payment of Taxes and Claims. The Company shall, and shall cause each of its Subsidiaries to, pay or cause to be paid all taxes, assessments or governmental charges on or against it or its properties on or prior to the time when they become due; provided that this covenant shall not apply to any tax, assessment or charge that is being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been established and are being maintained in accordance with GAAP if no lien shall have been filed to secure such tax, assessment or charge.

          Section 9.5.     Corporate Existence, Etc. Subject to Sections 10.5 and 10.6, the Company will at all times preserve and keep in full force and effect its corporate existence, and will at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries (unless merged into the Company or a Subsidiary) and all rights and franchises of the Company and its Subsidiaries unless, the Board of Directors of the Company determines that the preservation of the corporate existence of any Subsidiary is no longer desirable in the conduct of the business of the Company and its Subsidiaries, taken as a whole.

          Section 9.6.     Notes to Rank Pari Passu. The Notes are and at all times shall remain direct and unsecured obligations of the Company ranking pari passu as against the assets of the Company with all other Notes from time to time issued and outstanding hereunder without any preference among themselves and pari passu with all Debt outstanding under the Bank Credit Agreement and all other present and future unsecured Debt (actual or contingent) of the Company which is not expressed to be subordinate or junior in rank to any other unsecured Debt of the Company.

          Section 9.7.      Additional Subsidiary Guarantors. The Company will cause each Significant Subsidiary and any other Subsidiary which is required by the terms of the Bank Credit Agreement to become a party to, or otherwise guarantee, Debt in respect of the Bank Credit Agreement, to enter into the Subsidiary Guaranty and deliver to each of the holders of the Notes (concurrently with the incurrence of any such obligation pursuant to the Bank Credit Agreement) the following items:

(a) a joinder agreement in respect of the Subsidiary Guaranty;

          (b)     a certificate signed by an authorized Responsible Officer of the Company making representations and warranties to the effect of those contained in Sections 5.4, 5.6 and 5.7, with respect to such Subsidiary and the Subsidiary Guaranty, as applicable; and

          (c)     an opinion of counsel (who may be in-house counsel for the Company) addressed to each of the holders of the Notes satisfactory to the Required Holders, to the effect that the Subsidiary Guaranty by such Person has been duly authorized, executed and delivered and that the Subsidiary Guaranty constitutes the legal, valid and binding contract and agreement of such Person enforceable in accordance with its terms, except as an enforcement of such terms may be limited by bankruptcy, insolvency, fraudulent conveyance and similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles and except as the remedy of specific performance or of injunctive relief is subject to the discretion of the court before which any proceeding therefore may be brought.

          Notwithstanding the foregoing provisions of this Section 9.7, the holders of the Notes agree that the Subsidiary Guaranty of any Subsidiary Guarantor shall be automatically released and discharged without any action on the part of the holders of the Notes, provided that (i) such Subsidiary Guarantor has been released and discharged (or will be released and discharged concurrently with the release of such Subsidiary Guarantor under the Subsidiary Guaranty) as an obligor and guarantor under and in respect of the Bank Credit Agreement and the Company so certifies to the holders of the Notes in a certificate of a Responsible Officer, (ii) at the time of such release and discharge, no Default or Event of Default shall exist and the Company shall deliver a certificate of a Responsible Officer to such effect, and (iii) if any fee or other form of consideration is given to any holder of Debt of the Company expressly for the purpose of such release, holders of the Notes shall receive equivalent consideration.

          Section 9.8.     Books and Records. The Company will, and will cause each of its Subsidiaries to, maintain proper books of record and account in conformity with GAAP.

SECTION 10.          NEGATIVE COVENANTS .

          The Company covenants that so long as any of the Notes are outstanding:

          Section 10.1.     Consolidated Adjusted Debt to Consolidated Total Capitalization. The Company will not permit the aggregate principal amount of Consolidated Adjusted Debt to exceed 75% of Consolidated Total Capitalization as of the last day of each fiscal quarter.

          Section 10.2.     Adjusted Interest Coverage Ratio. The Company will not permit the ratio of EBITDAR to Consolidated Total Interest Expense plus Consolidated Rent Expense for each period of four consecutive fiscal quarters (calculated as at the last day of each fiscal quarter of the Company for the four consecutive fiscal quarters then ended) to be less than 2.00 to 1.00.

          Section 10.3.     Investments. The Company will not permit the sum of (i) Restricted Investments, and (ii) the aggregate principal amount of obligations secured by Liens permitted by Section 10.4 (excluding obligations secured by Liens permitted under paragraphs (a) through (k) of Section 10.4) to exceed 15% of Consolidated Total Assets.

          Section 10.4.     Limitation on Liens. The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly create, incur, assume or permit to exist any Lien on or with respect to any property or asset (including, without limitation, any document or instrument in respect of goods or accounts receivable) of the Company or any such Subsidiary, whether now owned or held or hereafter acquired, or any income or profits therefrom, or assign or otherwise convey any right to receive income or profits (unless it makes, or causes to be made, effective provision whereby the Notes will be equally and ratably secured with any and all other obligations thereby secured, such security to be pursuant to an agreement reasonably satisfactory to the Required Holders and, in any such case, the Notes shall have the benefit, to the fullest extent that, and with such priority as, the holders of the Notes may be entitled under applicable law, of an equitable Lien on such property), except:

          (a)     Liens for taxes, fees, assessments and other governmental charges to the extent that payment of the same may be postponed or is not required, in accordance with the provisions of Section 9.4, and liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties or in connection with the importation of goods in the ordinary course of business;

          (b)     Judgment liens that shall not have been in existence for a period longer than 60 days after the creation thereof or, if a stay of execution shall have been obtained, for a period longer than 60 days after the expiration of such stay;

          (c)     Landlords’ and lessors’ liens in respect of rent not in default; liens in respect of pledges or deposits under worker’s compensation, unemployment insurance, social security laws, or similar legislation (other than ERISA) or in connection with appeal and similar bonds incidental to litigation; mechanics’, laborers’, carriers’, warehousemans’, materialmen’s and similar liens, if the obligations secured by such liens are not then delinquent; liens securing the performance of bids, tenders, contracts (other than for the payment of money); and statutory obligations incidental to the conduct of its business and that do not in the aggregate materially detract from the value of its property or materially impair the use thereof in the operation of its business;

          (d)     Easements, rights of way, restrictions, encroachments, covenants running with the land and other similar charges or Liens relating to real property and not interfering in a material way with the ordinary conduct of its business;

          (e)     Security interests in favor of the issuer of any documentary letters of credit for the account of the Company covering any documents presented in connection with a drawing under any such letter of credit; all goods which are described in such documents or any such letter of credit; and the proceeds thereof;

(f) Liens securing Debt of a Subsidiary to the Company or to a Subsidiary;

(g) Liens existing as of the Closing Date and reflected in Schedule 10.4;

(h) Purchase money liens on real property and liens on real property securing construction or permanent real estate financing where:

          (i)     with respect to liens on real property under Synthetic Leases, any such lien does not exceed an amount equal to 100% of the lessor’s (or the lessor’s lender’s) contribution to the costs of the real property and improvements under the Synthetic Lease agreements, including amounts incurred under such Synthetic Leases on account of bank fees, closing expenses, capitalized interest and other similar obligations; and

(ii) in all other cases, the lien does not exceed 100% of the cost of the real property and all improvements thereon and does not extend beyond the property purchased or constructed;

          (i)     any Lien existing on property of a Person immediately prior to its being consolidated with or merged into the Company or a Subsidiary or its becoming a Subsidiary, or any Lien existing on any property acquired by the Company or any Subsidiary at the time such property is so acquired (whether or not the Debt secured thereby shall have been assumed), provided that (i) no such Lien shall have been created or assumed in contemplation of such consolidation or merger or such Person’s becoming a Subsidiary or such acquisition of property, and (ii) each such Lien shall extend solely to the item or items of property so acquired and, if required by the terms of the instrument originally creating such Lien, other property which is an improvement to or is acquired for specific use in connection with such acquired property.

          (j)     Liens on accounts receivable and related rights of the Company and its Subsidiaries to the extent such Liens arise solely by reason of the sale of such accounts receivable for cash to any Person (which may be a Subsidiary or Affiliate of the Company) in connection with securitization transactions; provided that no such Lien shall extend to or cover any property of the Company or any Subsidiary other than such accounts receivable and related rights subject to such securitization transaction;

          (k)     any extensions, renewals or replacements of any Lien permitted by the preceding subparagraphs (g), (h) and (i) of this Section 10.4, provided that (i) no additional property shall be encumbered by such Liens, (ii) the original unpaid principal amount of the Debt or other obligations secured thereby shall not be increased on or after the date of any extension, renewal or replacement, and (iii) at such time and immediately after giving effect thereto, no Default or Event of Default shall have occurred and be continuing; and

          (l)     Liens securing charges or obligations of the Company and its Subsidiaries; provided that the sum of (i) Restricted Investments, and (ii) the aggregate principal amount of obligations secured by Liens (other than Liens permitted under paragraphs (a) through (k) of this Section 10.4) shall not exceed 15% of Consolidated Total Assets, provided, however, that with respect to purchase money liens securing the purchase price of capital assets (including rights of lessors under Capital Leases), (i) each such Lien is given solely to secure the purchase price of, or the lease obligations relating to, such asset, does not extend to any other property and is given at the time or within 30 days of the acquisition of such asset, and (ii) the Debt secured thereby does not exceed the lesser of the cost of such asset or its fair market value at the time such Lien attaches.

          Section 10.5.     Sales of Assets. The Company will not, and will not permit any Subsidiary to, sell, lease or otherwise dispose of any substantial part (as defined below) of the assets of the Company and its Subsidiaries (including capital stock of Subsidiaries); provided, however, that the Company or any Subsidiary may sell, lease or otherwise dispose of assets constituting a substantial part of the assets of the Company and its Subsidiaries if such assets are sold in an arms length transaction and, at such time and after giving effect thereto, no Material Default shall have occurred and be continuing and an amount equal to the net proceeds received from such sale, lease or other disposition (but only with respect to that portion of such assets that exceeds the definition of “substantial part” set forth below) shall be used within 365 days of such sale, lease or disposition, in any combination:

(1) to acquire assets used or useful in carrying on the business of the Company and its Subsidiaries; and/or

          (2)     to prepay or retire Senior Debt of the Company and/or its Subsidiaries, provided that, to the extent any such proceeds are used to prepay the outstanding principal amount of the Notes, such prepayment shall be made in accordance with the terms of Section 8.2.

          As used in this Section 10.5, a sale, lease or other disposition of assets shall be deemed to be a “substantial part” of the assets of the Company and its Subsidiaries if the book value of such assets, when added to the book value of all other assets sold, leased or otherwise disposed of by the Company and its Subsidiaries during the period of 12 consecutive months ending on the date of such sale, lease or other disposition, exceeds 10% of the book value of Consolidated Total Assets, determined as of the end of the fiscal quarter immediately preceding such sale, lease or other disposition; provided that there shall be excluded from any determination of a “substantial part” any (i) sale or disposition of assets (including inventory and accounts receivable) in the ordinary course of business of the Company and its Subsidiaries, (ii) disposition of scrap, waste and obsolete items in the ordinary course of business of the Company and its Subsidiaries, (iii) transfer of assets from the Company to any Subsidiary or from any Subsidiary to the Company or a Subsidiary, (iv) sale of capital stock by a Subsidiary to the Company or another Subsidiary and (v) sale or transfer of property acquired by the Company or any Subsidiary after the date of this Agreement to any Person within 365 days following the acquisition or construction of such property by the Company or any Subsidiary if the Company or a Subsidiary shall concurrently with such sale or transfer, lease such property, as lessee.

          Section 10.6.     Merger and Consolidation. The Company will not, and will not permit any of its Subsidiaries to, consolidate with or merge with any other Person or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to any Person; provided that:

          (1)     any Subsidiary of the Company may (x) consolidate with or merge with, or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to, (i) the Company or a Subsidiary so long as in any merger or consolidation involving the Company, the Company shall be the surviving or continuing corporation or (ii) any other Person so long as the survivor is a Subsidiary, or (y) convey, transfer or lease all of its assets in compliance with the provisions of Section 10.5; and

          (2)     the foregoing restriction does not apply to the consolidation or merger of the Company with, or the conveyance, transfer or lease of substantially all of the assets of the Company in a single transaction or series of transactions to, any Person so long as:

          (a)     (i) either (x) the Company shall be the surviving or continuing corporation, or (y) if the surviving or continuing entity is other than the Company, the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease substantially all of the assets of the Company as an entirety, as the case may be (the “Successor Corporation”), shall be a solvent entity organized and existing under the laws of the United States of America, any State thereof or the District of Columbia;

          (b)     if the Company is not the Successor Corporation, such Successor Corporation shall have executed and delivered to each holder of Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and the Notes (pursuant to such agreements and instruments as shall be reasonably satisfactory to the Required Holders), and the Successor Corporation shall have caused to be delivered to each holder of Notes (A) an opinion of nationally recognized independent counsel, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and (B) an acknowledgment from each Subsidiary Guarantor that the Subsidiary Guaranty continues in full force and effect; and

          (c)     immediately after giving effect to such transaction no Default or Event of Default would exist (or would have existed on the last day of the fiscal quarter immediately preceding such consolidation or merger and after giving effect thereto).

          Section 10.7.     Transactions with Affiliates. The Company will not and will not permit any Subsidiary to enter into directly or indirectly any Material transaction or Material group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or another Subsidiary), except in the ordinary course and upon fair and reasonable terms that are not materially less favorable to the Company or such Subsidiary, taken as a whole, than would be obtainable in a comparable arm’s-length transaction with a Person not an Affiiate.

          Section 10.8.     Terrorism Sanctions Regulations. The Company will not and will not permit any Subsidiary to (a) become a Person described or designated in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control or in Section 1 of the Anti-Terrorism Order or (b) engage in any dealings or transactions with any such Person.

SECTION 11.          EVENTS OF DEFAULT.

          An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:

          (a)     the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

(b) the Company defaults in the payment of any interest on any Note for more than ten (10) days after the same becomes due and payable; or

(c) the Company defaults in the performance of or compliance with any term contained in Sections 10.1, 10.2, 10.3, 10.5 or 10.6; or

          (d)     the Company defaults in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b) and (c) of this Section 11) and such default is not remedied within thirty (30) days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default or (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this paragraph (d) of Section 11); or

          (e)     any Subsidiary Guaranty ceases to be a legally valid, binding and enforceable obligation or contract of a Subsidiary Guarantor (other than upon a release of any Subsidiary Guarantor from a Subsidiary Guaranty in accordance with the terms of Section 9.7 hereof), or any Subsidiary Guarantor or any party by, through or on account of any such Person, challenges the validity, binding nature or enforceability of any such Subsidiary Guaranty; or

          (f)     any representation or warranty made in writing by or on behalf of the Company or Subsidiary Guarantor in this Agreement or any Subsidiary Guaranty or by any officer of the Company or any Subsidiary Guarantor in any writing furnished in connection with the terms of this Agreement or with the terms of any Subsidiary Guaranty proves to have been false or incorrect in any material respect on the date as of which made; or

          (g)     (i) the Company or any Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest (in the payment amount of at least $100,000) on any Debt other than the Notes that is outstanding in an aggregate principal amount of at least $25,000,000 beyond any period of grace provided with respect thereto, or (ii) the Company or any Subsidiary is in default in the performance of or compliance with any term of any instrument, mortgage, indenture or other agreement relating to any Debt other than the Notes in an aggregate principal amount of at least $25,000,000 or any other condition exists, and as a consequence of such default or condition such Debt has become, or has been declared, due and payable or (iii) the Company or any Subsidiary has become obligated to purchase or repay Debt other than the Notes before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $25,000,000; or

          (h)     the Company or any Significant Subsidiary (i) admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or (v) is adjudicated as insolvent or to be liquidated; or

          (i)     a court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Company or any of its Significant Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any of its Significant Subsidiaries, or any such petition shall be filed against the Company or any of its Significant Subsidiaries and such petition shall not be dismissed within 60 days; or

          (j)     a final judgment or judgments at any one time outstanding for the payment of money aggregating in excess of $25,000,000 (to the extent not covered by third party insurance as to which the insurer does not dispute coverage) are rendered against one or more of the Company, its Subsidiaries and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

          (k)     the Company, any Subsidiary or any ERISA Affiliate shall fail to pay when due an aggregate amount in excess of $10,000,000 which it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA; or notice of intent to terminate a Plan or Plans in a distress termination under Section 4062 of ERISA shall be filed by the Company, any Subsidiary or any ERISA Affiliate; or the PBGC shall institute or have grounds to institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any such Plan or Plans or a proceeding shall be instituted by a fiduciary of any such Plan or Plans against the Company, any Subsidiary or any ERISA Affiliate and such proceedings shall not have been dismissed within 90 days thereafter.

As used in Section l1(k), the terms “employee benefit plan” and “employee welfare benefit plan” shall have the respective meanings assigned to such terms in Section 3 of ERISA.

SECTION 12.          REMEDIES ON DEFAULT, ETC.

          Section 12.1.     Acceleration. (a) If an Event of Default with respect to the Company described in paragraph (h) or (i) of Section 11 (other than an Event of Default described in clause (i) of paragraph (h)) has occurred, all the Notes of every Series then outstanding shall automatically become immediately due and payable.

          (b)     If any other Event of Default has occurred and is continuing, any holder or holders of more than 50% in aggregate principal amount of the Notes at the time outstanding may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

          (c)     If any Event of Default described in paragraph (a) or (b) of Section 11 has occurred and is continuing with respect to any Notes, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by such holder or holders to be immediately due and payable.

          Upon any Note becoming due and payable under this Section 12.1, whether automatically or by declaration, such Note will forthwith mature and the entire unpaid principal amount of such Note, plus (i) all accrued and unpaid interest thereon (including, but not limited to, interest accrued thereon at the Default Rate) and (ii) the Make-Whole Amount, if any, determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount, if any, by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

          Section 12.2.     Other Remedies. If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

          Section 12.3.     Rescission. At any time after the Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the holders of not less than 51% in aggregate principal amount of the Notes then outstanding, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) neither the Company nor any other Person shall have paid any amounts which have become due solely by reason of such declaration, (c) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (d) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to any Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

          Section 12.4.     No Waivers or Election of Remedies, Expenses, Etc. No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys’ fees, expenses and disbursements.

SECTION 13.          REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

          Section 13.1.     Registration of Notes. The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

          Section 13.2.     Transfer and Exchange of Notes. Upon surrender of any Note to the Company at the address and to the attention of the designated officer for registration of transfer or exchange (and in the case of a surrender for registration of transfer accompanied by a written instrument of transfer duly executed by the registered holder of such Note or such holder’s attorney duly authorized in writing and accompanied by the relevant name, address and other information for notices of each transferee of such Note or part thereof), within ten Business Days thereafter, the Company shall execute and deliver, at the Company’s expense (except as provided below), one or more new Notes (as requested by the holder thereof) of the same Series in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of the Note of such Series originally issued hereunder. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $1,000,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $1,000,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.3, provided, that in lieu thereof such holder may (in reliance upon information provided by the Company, which shall not be unreasonably withheld) make a representation to the effect that the purchase by any holder of any Note will not constitute a nonexempt prohibited transaction under section 406(a) of ERISA.

          The Notes have not been registered under the Securities Act or under the securities laws of any state and may not be transferred or resold unless registered under the Securities Act and all applicable state securities laws or unless an exemption from the requirement for such registration is available.

          Section 13.3.     Replacement of Notes. Upon receipt by the Company at the address and to the attention of the designated officer of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

          (a)     in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $50,000,000 or a Qualified Institutional Buyer, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or

(b) in the case of mutilation, upon surrender and cancellation thereof,

the Company at its own expense shall execute and deliver not more than five Business Days following satisfaction of such conditions, in lieu thereof, a new Note of the same Series, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

SECTION 14.          PAYMENTS ON NOTES.

          Section 14.1.     Place of Payment. Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of Banc of America Securities LLC in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

          Section 14.2.     Home Office Payment. So long as any Purchaser or such Purchaser’s nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose for such Purchaser on Schedule A hereto or by such other method or at such other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by any Purchaser or such Person’s nominee, such Person will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note.

SECTION 15.          EXPENSES, ETC.

          Section 15.1.     Transaction Expenses. Whether or not the transactions contemplated hereby are consummated, the Company will pay all costs and expenses (including reasonable attorneys’ fees of a special counsel for the Purchasers) incurred by each Purchaser and each other holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or the Notes, or by reason of being a holder of any Note. The Company will pay, and will save each Purchaser and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those, if any, retained by a Purchaser or other holder in connection with its purchase of the Notes).

          Section 15.2.     Survival. The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.

SECTION 16.          SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

          All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by any Purchaser of any such Note or portion thereof or interest therein and the payment of any Note may be relied upon by any subsequent holder of any such Note, regardless of any investigation made at any time by or on behalf of any Purchaser or any other holder of any such Note. This Agreement and the Notes embody the entire agreement and understanding between the Purchasers and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

SECTION 17.          AMENDMENT AND WAIVER.

          Section 17.1.     Requirements. (a) This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (i) no amendment or waiver of any of the provisions of Section 1,2,3,4, 5, 6 or 21 hereof, or any defined term (as it is used in any such Section), will be effective as to any Purchaser in the case of any amendment or waiver executed on or prior to the Closing Date and any holder in the case of any amendment or waiver executed after the Closing Date unless consented to by such Purchaser or such holder of Notes, as the case may be, in writing, and (ii) no such amendment or waiver may, without the written consent of all of the holders of Notes at the time outstanding affected thereby, (A) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest (if such change results in a decrease in the interest rate) or of the Make-Whole Amount on, the Notes, (B) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (C) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20.

          Section 17.2.     Solicitation of Holders of Notes.

          (a)     Solicitation. The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

          (b)     Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted or other credit support is concurrently provided, on the same terms, ratably to each holder of Notes then outstanding which consents to such waiver or amendment.

          Section 17.3.     Binding Effect, Etc. Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term “this Agreement” and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

          Section 17.4.     Notes Held by Company, Etc. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

SECTION 18.          NOTICES.

          All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

          (i)     if to a Purchaser or such Purchaser’s nominee, to such Purchaser or such Purchaser’s nominee at the address specified for such communications in Schedule A to this Agreement, or at such other address as such Purchaser or such Purchaser’s nominee shall have specified to the Company in writing pursuant to this Section 18;

(ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing pursuant to this Section 18, or

          (iii)   if to the Company, to the Company at its address set forth at the beginning hereof to the attention of Chief Financial Officer, with a copy to the General Counsel, or at such other address as the Company shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

SECTION 19.          REPRODUCTION OF DOCUMENTS.

          This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, electronic, digital, or other similar process and such Purchaser may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

SECTION 20.          CONFIDENTIAL INFORMATION.

          For the purposes of this Section 20, “Confidential Information” means information delivered to any Purchaser by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Purchaser as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any Person acting on such Purchaser’s behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements delivered to such Purchaser under Section 7.1 that are otherwise publicly available. Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential Information to (i) such Purchaser’s directors, trustees, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by such Purchaser’s Notes), (ii) such Purchaser’s financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which such Purchaser sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (v) any Person from which such Purchaser offers to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (vi) any federal or state regulatory authority having jurisdiction over such Purchaser, (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s investment portfolio, or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (x) in response to any subpoena or other legal process, or (y) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s Notes, the Subsidiary Guaranty and this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 20.

SECTION 21.          SUBSTITUTION OF PURCHASER.

          Each Purchaser shall have the right to substitute any one of its Affiliates as the purchaser of the Notes that it has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser and such Affiliate, shall contain such Affiliate’s agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, any reference to such Purchaser in this Agreement (other than in this Section 21), shall be deemed to refer to such Affiliate in lieu of such original Purchaser. In the event that such Affiliate is so substituted as a Purchaser hereunder and such Affiliate thereafter transfers to such original Purchaser all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, any reference to such Affiliate as a “Purchaser” in this Agreement (other than in this Section 21), shall no longer be deemed to refer to such Affiliate, but shall refer to such original Purchaser, and such original Purchaser shall again have all the rights of an original holder of the Notes under this Agreement.

SECTION 22.          MISCELLANEOUS.

          Section 22.1.     Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

          Section 22.2.     Payments Due on Non-Business Days. Anything in this Agreement or the Notes to the contrary notwithstanding (but without limiting the requirement in Section 8.4 that the notice of any optional prepayment specify a Business Day as the date fixed for such prepayment), any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; provided that if the maturity date of any Note is a date other than a Business Day, the payment otherwise due on such maturity date shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.

          Section 22.3.     Accounting Terms. All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided herein, (i) all computations made pursuant to this Agreement shall be made in accordance with GAAP, and (ii) all financial statements shall be prepared in accordance with GAAP.

          Section 22.4.     Severabilty. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

          Section 22.5.     Construction. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

          For the avoidance of doubt, all Schedules and Exhibits attached to this Agreement shall be deemed to be a part hereof.

          Section 22.6.     Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

          Section 22.7.     Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

          Section 22.8.     Jurisdiction and Process. (a) The Company irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Notes. To the fullest extent permitted by applicable law, the Company irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

          (b)     The Company consents to process being served by or on behalf of any holder of Notes in any suit, action or proceeding of the nature referred to in Section 22.8(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified in Section 18 or at such other address of which such holder shall then have been notified pursuant to said Section. The Company agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

          (c)     Nothing in this Section 22.8 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against the Company in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

* * * * *

Ross Stores, Inc.	Note Purchase Agreement

          The execution hereof by the Purchasers shall constitute a contract among the Company and the Purchasers for the uses and purposes hereinabove set forth. This Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

Very truly yours,

ROSS STORES, INC.

By:

Name:	John G. Call
Title:	Chief Financial Officer

Ross Stores, Inc.	Note Purchase Agreement

Accepted as of the date first written above.

AMERICAN GENERAL ASSURANCE COMPANY
MERIT LIFE INSURANCE COMPANY
THE UNITED STATES LIFE INSURANCE COMPANY
  IN THE CITY OF NEW YORK
AMERICAN GENERAL LIFE INSURANCE COMPANY
AMERICAN INTERNATIONAL LIFE ASSURANCE
  COMPANY OF NEW YORK

By:	AIG Global Investment Corp., investment adviser

By:

Name:	Gerald F. Herman
Title:	Vice President

Ross Stores, Inc.	Note Purchase Agreement

Accepted as of the date first written above.

MIDLAND NATIONAL LIFE INSURANCE COMPANY

By:	Guggenheim Partners Advisory Company

By:

Name:	Michael Damaso
Title:	Managing Director

NORTH AMERICAN COMPANY FOR LIFE AND HEALTH INSURANCE

By:	Guggenheim Partners Advisory Company

By:

Name:	Michael Damaso
Title:	Managing Director

Ross Stores, Inc.	Note Purchase Agreement

Accepted as of the date first written above.

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

By:

Name:	Ellen I. Whittaker
Title:	Director, Fixed Income Investments

BERKSHIRE LIFE INSURANCE COMPANY OF AMERICA

By:

Name:	Ellen I. Whittaker
Title:	Director, Fixed Income Investments

Ross Stores, Inc.	Note Purchase Agreement

Accepted as of the date first written above.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:

Name:	IRIS KRAUSE
Title:	VICE PRESIDENT

GATEWAY RECOVERY TRUST

By:	Prudential Investment Management, Inc., as Asset Manager

By:

Name:	IRIS KRAUSE
Title:	VP

ZURICH AMERICAN INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc. (as its General Partner)

By:

Name:	IRIS KRAUSE
Title:	VP

Ross Stores, Inc.	Note Purchase Agreement

Accepted as of the date first written above.

UNITED OF OMAHA LIFE INSURANCE COMPANY

By:

Name:	Curtis R. Caldwell
Title:	Vice President

MUTUAL OF OMAHA INSURANCE COMPANY

By:

Name:	Curtis R. Caldwell
Title:	Vice President

INFORMATION RELATING TO PURCHASERS

NAME OF PURCHASERS	SERIES	PRINCIPAL AMOUNT OF THE NOTES TO BE PURCHASED

AMERICAN GENERAL ASSURANCE COMPANY c/o AIG Global Investment Corporation 2929 Allen Parkway, A36-04 Houston, Texas 77019-2155 Attention: Private Placement Department - Portfolio Admin. Fax Number: (713) 831-1072	A	$5,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Ross Stores, Inc., 6.38% Series A Senior Notes due December 14, 2018, PPN 778296 B@ 1, principal, premium or interest”) to:

State Street Bank & Trust Company ABA #011-000-028
Account Name:	American General Assurance Co. - Reinsurance; Fund Number PA 8A
Account No.: 6938-711-6
Reference: PPN and Prin.: $_____; Int.: $_____

Notices

Payment notices, audit confirmations and related correspondence to:

American General Assurance Company - Reinsurance (PA 8A)
c/o AIG Global Investment Group
2929 Allen Parkway, A36-04
Houston, Texas 77019-2155
Attn: Private Placements - Portfolio Admin.
Fax: (713) 831-1072

Duplicate payment notices (only) to:

American General Assurance Company - Reinsurance (PA 8A)
c/o State Street Bank Corporation, Insurance Services
Fax: (816) 871-5539

SCHEDULE A
(to Note Purchase Agreement)

*Compliance reporting information to:

AIG Global Investment Corporation
2929 Allen Parkway, A36-04
Houston, Texas 77019-2155
Attn: Private Placements - Compliance

*Note: Only two (2) complete sets of compliance information are required for all companies for which AIG Global Investment Corp. serves as investment advisor.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 36-1677770

NAME OF PURCHASERS	SERIES	PRINCIPAL AMOUNT OF THE NOTES TO BE PURCHASED

MERIT LIFE INSURANCE COMPANY c/o AIG Global Investment Group 2929 Allen Parkway, A36-04 Houston, Texas 77019-2155 Attention: Private Placement Department Fax Number: (713) 831-1072	A	$5,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other  immediately available funds (identifying each payment as “Ross Stores, Inc., 6.38% Series A Senior Notes due December 14, 2018, PPN 778296 B@ 1, principal, premium or interest”) to:

State Street Bank & Trust Company
ABA #011-000-028
Account Name: Merit Life Insurance Company; Fund Number PA 20
Account No.: 4653-082-0
Reference: PPN and Prin.: $_______; Int.: $_______

Notices

Payment notices, audit confirmations and related correspondence to:

Merit Life Insurance Company (PA 20)
c/o AIG Global Investment Group
2929 Allen Parkway, A36-04
Houston, Texas 77019-2155
Attn: Private Placements - Portfolio Admin.
Fax Number: (713) 831-1072

Duplicate payment notices (only) to:

Merit Life Insurance Company (PA 20)
c/o State Street Bank Corporation, Insurance Services
Fax Number: (816) 871-5539

*Compliance reporting information to:

AIG Global Investment Corporation
2929 Allen Parkway, A36-04
Houston, Texas 77019-2155
Attn: Private Placements - Compliance

*Note: Only two (2) complete sets of compliance information are required for all companies for which AIG Global Investment Corp. serves as investment advisor.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 35-1005090

NAME OF PURCHASERS	SERIES	PRINCIPAL AMOUNT OF THE NOTES TO BE PURCHASED

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK c/o AIG Global Investment Corporation Legal Department - Investment Management 2929 Allen Parkway, Suite A36-01 Houston, Texas 77019-2155 Fax Number: (713) 831-2328	A	$5,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Ross Stores, Inc., 6.38% Series A Senior Notes due December 14, 2018, PPN 778296 B@ 1, principal, premium or interest”) to:

State Street Bank & Trust Company
ABA #011-000-028
Account Name:	The United States Life Insurance Company in the City of New York;
Fund Number PA 77
Account Number: 6956-534-9
Reference: PPN and Prin: $____________ Int: $____________

Notices

Payment notices, audit confirmations and related correspondence to:

The United States Life Insurance Company in the City of New York (PA 77)
c/o AIG Global Investment Corporation
2929 Allen Parkway, Suite A36-04
Houston, Texas 77019-2155
Attention: Private Placement -Portfolio Admin.
Fax Number: (713) 831-1072

Duplicate payment notices (only) to:

The United States Life Insurance Company in the City of New York (PA 77)
c/o State Street Bank Corporation, Insurance Services
Fax Number: (816) 871-5539

*Compliance reporting information to:

AIG Global Investment Corporation
2929 Allen Parkway, A36-04
Houston, Texas 77019-2155
Attn: Private Placements - Compliance

*Note: Only two (2) complete sets of compliance information are required for all companies for which AIG Global Investment Corp. serves as investment advisor.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 13-5459480

NAME OF PURCHASERS	SERIES	PRINCIPAL AMOUNT OF THE NOTES TO BE PURCHASED

AMERICAN GENERAL LIFE INSURANCE COMPANY c/o AIG Global Investment Group Legal Department - Investment Management 2929 Allen Parkway, Suite A36-01 Houston, Texas 77019-2155 Fax Number: (713) 831-2328	B	$40,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Ross Stores, Inc., 6.53% Series B Senior Notes due December 14, 2021, PPN 778296 B# 9, principal, premium or interest”) to:

State Street Bank & Trust Company
ABA #011-000-028
Account Name: American General Life Insurance Company; Fund Number PA 40
Account Number: 0125-880-5
Reference: PPN and Prin: $__________Int: $__________

Notices

Payment notices, audit confirmations and related correspondence to:

American General Life Insurance Company (PA 40)
c/o AIG Global Investment Corporation
2929 Allen Parkway, Suite A36-04
Houston, Texas 77019-2155
Attention: Private Placement -Portfolio Admin.
Fax Number: (713) 831-1072

Duplicate payment notices (only) to:

American General Life Insurance Company (PA 40)
c/o State Street Bank Corporation, Insurance Services
Fax: (816) 871-5539

*Compliance reporting information to:

AIG Global Investment Corporation
2929 Allen Parkway, A36-04
Houston, Texas 77019-2155
Attn: Private Placements - Compliance

*Note: Only two (2) complete sets of compliance information are required for all companies for which AIG Global Investment Corp. serves as investment advisor.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 25-0598210

NAME OF PURCHASERS	SERIES	PRINCIPAL AMOUNT OF THE NOTES TO BE PURCHASED

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK c/o AIG Global Investment Corporation Legal Department - Investment Management 2929 Allen Parkway, Suite A36-01 Houston, Texas 77019-2155 Fax Number: (713) 831-2328	B	$10,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Ross Stores, Inc., 6.53% Series B Senior Notes due December 14, 2021, PPN 778296 B# 9, principal, premium or interest”) to:

Mellon Trust of New England
ABA #011-001-234
DDA #169064
For Further Credit to:	AI Life Assurance Company PP; Account Number: AGIFLNY0372
Reference: PPN and Prin: $______________ Int: $______________

Notices

Payment notices, audit confirmations and related correspondence to:

American International Life Assurance Company of New York (AGIFLNY0372)
c/o AIG Global Investment Group
2929 Allen Parkway, Suite A36-04
Houston, Texas 77019-2155
Attention: Private Placement -Portfolio Admin.
Fax Number: (713) 831-1072

Duplicate payment notices (only) to:

American International Life Assurance Company of New York (AGIFLNY0372)
c/o Mellon Trust of New England
Fax Number: (412) 208-2782

*Compliance reporting information to:

AIG Global Investment Corporation
2929 Allen Parkway, A36-04
Houston, Texas 77019-2155
Attn: Private Placements - Compliance

*Note: Only two (2) complete sets of compliance information are required for all companies for which AIG Global Investment Corp. serves as investment advisor.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 51-0104167

NAME OF PURCHASERS	SERIES	PRINCIPAL AMOUNT OF THE NOTES TO BE PURCHASED

MIDLAND NATIONAL LIFE INSURANCE COMPANY c/o Guggenheim Partners 227 W. Monroe Street, 48th Floor Chicago, Illinois 60606 Attention: Melissa Carlson Telephone: 312-827-0192 Fax Number: 312-827-0157	A	$15,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Ross Stores, Inc., 6.38% Series A Senior Notes due December 14, 2018, PPN 778296 B@ 1, principal, premium or interest”) to:

C/O The Bank of New York
ABA #021000018
BNF: IOC 566
100 Church Street, 7th Floor
New York, New York 10286
Attention: Principal and Interest Dept.
Reference: CUSIP/Description

For further credit to: Midland Annuity/Account No. 246670

Notices

All notices of scheduled payments and written confirmation of such wire transfer to be sent to:

C/O The Bank of New York
F/A/O: _________________
P.O. Box 19266
Newark, New Jersey 07195
Attention: Principal & Interest Department

In addition, it is requested that duplicate correspondence be sent to:

Midland Advisors Company
227 W. Monroe Street, 48th Floor
Chicago, Illinois 60606
Attention: Melissa Carlson
Telephone: 312-827-0192
Fax Number: 312-827-0157

Settlements and Documentation to be sent to:

Guggenheim Partners
Attn: Kaitlin Trinh / John Nelson
135 East 57th, 19th Floor
New York, NY 10022
Telephone: 212-651-0840 / 212-381-7559
Fax Number: ###-##-####

Name of Nominee in which Notes are to be issued: Hare & Co.

Taxpayer I.D. Number: 46-0164570

NAME OF PURCHASERS	SERIES	PRINCIPAL AMOUNT OF THE NOTES TO BE PURCHASED

MIDLAND NATIONAL LIFE INSURANCE COMPANY c/o Guggenheim Partners 227 W. Monroe Street, 48th Floor Chicago, Illinois 60606 Attention: Melissa Carlson Telephone: 312-827-0192 Fax Number: 312-827-0157	A	$5,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Ross Stores, Inc., 6.38% Series A Senior Notes due December 14, 2018, PPN 778296 B@ 1, principal, premium or interest”) to:

C/O The Bank of New York
ABA #021000018
BNF: IOC 566
100 Church Street, 7th Floor
New York, New York 10286
Attention: Principal and Interest Dept.
Reference: CUSIP/Description

For further credit to: Midland Main/Account Number: 246376

Notices

All notices of scheduled payments and written confirmation of such wire transfer to be sent to:

C/O The Bank of New York
F/A/O: ________________
P.O. Box 19266
Newark, New Jersey 07195
Attention: Principal & Interest Department

In addition, it is requested that duplicate correspondence be sent to:

Midland Advisors Company
227 W. Monroe Street, 48th Floor
Chicago, Illinois 60606
Attention: Melissa Carlson
Telephone: 312-827-0192
Fax Number: 312-827-0157

Settlements and Documentation to be sent to:

Guggenheim Partners
Attn: Kaitlin Trinh / John Nelson
135 East 57th, 19th Floor
New York, NY 10022
Telephone: 212-651-0840/212-381-7559
Fax Number: ###-##-####

Name of Nominee in which Notes are to be issued: Hare & Co.

Taxpayer I.D. Number: 46-0164570

NAME OF PURCHASERS	SERIES	PRINCIPAL AMOUNT OF THE NOTES TO BE PURCHASED

MIDLAND NATIONAL LIFE INSURANCE COMPANY c/o Guggenheim Partners 227 W. Monroe Street, 48th Floor Chicago, Illinois 60606 Attention: Melissa Carlson Telephone: 312-827-0192 Fax Number: 312-827-0157	A	$2,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Ross Stores, Inc., 6.38% Series A Senior Notes due December 14, 2018, PPN 778296 B@ 1, principal, premium or interest”) to:

C/O The Bank of New York
ABA #021000018
MNL-BOLI General Account
Custody Account Number 0000-246378
Reference: CUSIP/Description

Notices

All notices of scheduled payments and written confirmation of such wire transfer to be sent to:

C/O The Bank of New York
F/A/O: _________________
P.O. Box 19266
Newark, New Jersey 07195
Attention: Principal & Interest Department

In addition, it is requested that duplicate correspondence be sent to:

Midland Advisors Company
227 W. Monroe Street, 48th Floor
Chicago, Illinois 60606
Attention: Melissa Carlson
Telephone: 312-827-0192
Fax Number: 312-827-0157

Settlements and Documentation to be sent to:

Guggenheim Partners
Attn: Kaitlin Trinh / John Nelson
135 East 57th, 19th Floor
New York, NY 10022
Telephone: 212-651-0840 / 212-381-7559
Fax Number: ###-##-####

Name of Nominee in which Notes are to be issued: Hare & Co.

Taxpayer I.D. Number: 46-0164570

NAME OF PURCHASERS	SERIES	PRINCIPAL AMOUNT OF THE NOTES TO BE PURCHASED

NORTH AMERICAN COMPANY FOR LIFE AND HEALTH INSURANCE c/o Guggenheim Partners 227 W. Monroe Street, 48th Floor Chicago, Illinois 60606 Attention: Melissa Carlson Telephone: 312-827-0192 Fax Number: 312-827-0157	A	$5,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Ross Stores, Inc., 6.38% Series A Senior Notes due December 14, 2018, PPN 778296 B@ 1, principal, premium or interest”) to:

C/O The Bank of New York
ABA #021000018
BNF: IOC 566
100 Church Street, 7th Floor
New York, New York 10286
Attention: Principal and Interest Dept.
Reference: CUSIP/Description

For further credit to: NACOLAH Main/#269961

Notices

All notices of scheduled payments and written confirmation of such wire transfer to be sent to:

C/O The Bank of New York
F/A/O: _______________
P.O. Box 19266
Newark, New Jersey 07195
Attention: Principal & Interest Department

In addition, it is requested that duplicate correspondence be sent to:

Midland Advisors Company
227 W. Monroe Street, 48th Floor
Chicago, Illinois 60606
Attention: Melissa Carlson
Telephone: 312-827-0192
Fax Number: 312-827-0157

Settlements and Documentation to be sent to:

Guggenheim Partners
Attn: Kaitlin Trinh / John Nelson
135 East 57th, 19th Floor
New York, NY 10022
Telephone: 212-651-0840 / 212-381-7559
Fax Number: ###-##-####

Name of Nominee in which Notes are to be issued: Hare & Co.

Taxpayer I.D. Number: 36-2428931

NAME OF PURCHASERS	SERIES	PRINCIPAL AMOUNT OF THE NOTES TO BE PURCHASED

NORTH AMERICAN COMPANY FOR LIFE AND HEALTH INSURANCE c/o Guggenheim Partners 227 W. Monroe Street, 48th Floor Chicago, Illinois 60606 Attention: Melissa Carlson Telephone: 312-827-0192 Fax Number: 312-827-0157	A	$3,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Ross Stores, Inc., 6.38% Series A Senior Notes due December 14, 2018, PPN 778296 B@ 1, principal, premium or interest”) to:

C/O The Bank of New York
ABA #021000018
BNF: IOC 566
100 Church Street, 7th Floor
New York, New York 10286
Attention: Principal and Interest Dept.
Reference: CUSIP/Description

For further credit to: NACOLAH ANNUITY /#269997

Notices

All notices of scheduled payments and written confirmation of such wire transfer to be sent to:

C/O The Bank of New York
F/A/O: ________________
P.O. Box 19266
Newark, New Jersey 07195
Attention: Principal & Interest Department

In addition, it is requested that duplicate correspondence be sent to:

Midland Advisors Company
227 W. Monroe Street, 48th Floor
Chicago, Illinois 60606
Attention: Melissa Carlson
Telephone: 312-827-0192
Fax Number: 312-827-0157

Settlements and Documentation to be sent to:

Guggenheim Partners
Attn: Kaitlin Trinh / John Nelson
135 East 57th, 19th Floor
New York, NY 10022
Telephone: 212-651-0840 / 212-381-7559
Fax Number: ###-##-####

Name of Nominee in which Notes are to be issued: Hare & Co.

Taxpayer I.D. Number: 36-2428931

NAME OF PURCHASERS	SERIES	PRINCIPAL AMOUNT OF THE NOTES TO BE PURCHASED

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA c/o Berkshire Life Insurance Company of America 700 South Street Pittsfield, Massachusetts 01201-8285 Attention: Ellen Whittaker Fax Number: (413) 442-9763	A	$15,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Ross Stores, Inc., 6.38% Series A Senior Notes due December 14, 2018, PPN 778296 B@ 1, principal, premium or interest”) to:

JP Morgan Chase
FED ABA #021000021
CHASE/NYC/CTR/BNF
A/C 900-9-000200
Reference A/C #G05978, Guardian Life, PPN 778296 B@ 1, Ross Stores, Inc.

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 13-5123390

NAME OF PURCHASERS	SERIES	PRINCIPAL AMOUNT OF THE NOTES TO BE PURCHASED

BERKSHIRE LIFE INSURANCE COMPANY OF AMERICA 700 South Street Pittsfield, Massachusetts 01201-8285 Attention: Ellen Whittaker Telefacsimile: (413) 442-9763	A	$5,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Ross Stores, Inc., 6.38% Series A Senior Notes due December 14, 2018, PPN 778296 B@ 1, principal, premium or interest”) to:

JPMorgan Chase
FED ABA #021000021
CHASE/NY C/CTR/BNF
A/C #900-9-000200
Reference A/C #G07064, Berkshire Life Insurance, PPN 778296 B@ 1, Ross Stores, Inc.

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 75-1277524

NAME OF PURCHASERS	SERIES	PRINCIPAL AMOUNT OF THE NOTES TO BE PURCHASED

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA	A A	$10,000,000 $3,670,000
c/o Prudential Capital Group 4 Embarcadero Center Suite 2700 San Francisco, California 94111 Attention: Managing Director

Payments

All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

In the case of payments on account of the Note originally issued in the principal amount of $10,000,000:
Account Name: Prudential Managed Portfolio
Account No.: P86188 (please do not include spaces)

In the case of payments on account of the Note originally issued in the principal amount of $3,670,000:
Account Name: The Prudential - Privest Portfolio
Account No.: P86189 (please do not include spaces)

JPMorgan Chase Bank
New York, New York
ABA No.: 021-000-021

Each such wire transfer shall set forth the name of the Company, a reference to “6.38% Series A Senior Notes due December 14, 2018, PPN 778296 B@ 1”, and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Notices

All notices with respect to payments, and written confirmation of each such payment, to be addressed to:

The Prudential Insurance Company of America
c/o Investment Operations Group
Gateway Center Two, 10th Floor
100 Mulberry Street
Newark, New Jersey 07102-4077
Attention: Manager, Billings and Collections

Recipient of telephonic prepayment notices:

Manager, Trade Management Group
Telephone: (973) 367-3141
Facsimile: (888) 889-3832

All other notices and communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 22-1211670

NAME OF PURCHASERS	SERIES	PRINCIPAL AMOUNT OF THE NOTES TO BE PURCHASED

ZURICH AMERICAN INSURANCE COMPANY c/o Prudential Private Placement Investors L.P. c/o Prudential Capital Group 4 Embarcadero Center Suite 2700 San Francisco, California 94111 Attention: Managing Director	A	$3,315,000

Payments

All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

Hare & Co.
c/o The Bank of New York
ABA No.: 021-000-018
BNF: IOC566
Attn: William Cashman
Ref: ZAIC Private Placements #399141

Each such wire transfer shall set forth the name of the Company, a reference to “6.38% Series A Senior Notes due December 14, 2018, PPN 778296 B@ 1”, and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Notices

All notices with respect to payments, and written confirmation of each such payment, to be addressed to:

Zurich North America
Attn: Treasury T1-19
1400 American Lane
Schaumburg, IL 60196-1056
Contact: Mary Fran Callahan, Vice President-Treasurer
Telephone: (847) 605-647
Facsimile: (847) 605-7895
E-Mail: mary.callahan@zurichna.com

All other notices and communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: Hare & Co.

Taxpayer I.D. Number: 13-6062916

NAME OF PURCHASERS	SERIES	PRINCIPAL AMOUNT OF THE NOTES TO BE PURCHASED

GATEWAY RECOVERY TRUST c/o Prudential Capital Group 4 Embarcadero Center Suite 2700 San Francisco, California 94111 Attention: Managing Director	A	$3,015,000

Payments

All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank
New York, NY
ABA No.: 021-000-021
Account No.: 507-835085

Each such wire transfer shall set forth the name of the Company, a reference to “6.38% Series A Senior Notes due December 14, 2018, PPN 778296 B@ 1”, and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Notices

All notices with respect to payments, and written confirmation of each such payment, to be addressed to:

Gateway Recovery Trust
c/o JPMorgan Chase Bank
450 West 33rd Street, 15th Floor
New York, NY 10001-2697
Attention: Trust Officer

With a copy to:

Prudential Investment Management, Inc.
c/o Investment Operations Group
Three Gateway Center, 12th Floor
100 Mulberry Street
Newark, NJ 07102-4077
Attention: Manager

All other notices and communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 51-0371876

NAME OF PURCHASERS	SERIES	PRINCIPAL AMOUNT OF THE NOTES TO BE PURCHASED

UNITED OF OMAHA LIFE INSURANCE COMPANY Mutual of Omaha Plaza Omaha, Nebraska 68175-1011 Attention: 4-Investment Loan Administration	B	$10,000,000

Payments

All principal and interest payments on or in respect of the Notes shall be made by wire transfer of immediately available funds (identifying each payment as “Ross Stores, Inc., 6.53% Series B Senior Notes due December 14, 2021, PPN 778296 B# 9, principal, premium or interest”) to:

JPMorgan Chase Bank
ABA #021000021
Private Income Processing

for credit to: United of Omaha Life Insurance Company
Account Number 900-9000200
a/c G07097
PPN: 778296 B# 9
Interest Amount:
Principal Amount:

Notices

All notices of payments of principal and interest, on or in respect of the Notes and written confirmation of each such payment, corporate actions and reorganization notifications to:

JPMorgan Chase Bank
14201 Dallas Parkway, 13th Floor
Dallas, Texas 75254-2917
Attention: Income Processing - G. Ruiz
a/c: G07097

All other notices and communications (i.e., quarterly/annual reports, tax filings, modifications, waivers regarding the indenture) to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 47-0322111

NAME OF PURCHASERS	SERIES	PRINCIPAL AMOUNT OF THE NOTES TO BE PURCHASED

MUTUAL OF OMAHA INSURANCE COMPANY Mutual of Omaha Plaza Omaha, Nebraska 68175-1011 Attention: 4-Investment Loan Administration	B	$5,000,000

Payments

All principal and interest payments on or in respect of the Notes shall be made by wire transfer of immediately available funds (identifying each payment as “Ross Stores, Inc., 6.53% Series B Senior Notes due December 14, 2021, PPN 778296 B# 9, principal, premium or interest”) to:

JPMorgan Chase Bank
ABA #021000021
Private Income Processing

for credit to: Mutual of Omaha Insurance Company
Account Number 900-9000200
a/c G07096
PPN: 778296 B# 9
Interest Amount:
Principal Amount:

Notices

All notices of payments of principal and interest, on or in respect of the Notes and written confirmation of each such payment, corporate actions and reorganization notifications to:

JPMorgan Chase Bank
14201 Dallas Parkway, 13th Floor
Dallas, Texas 75254-2917
Attention: Income Processing - G. Ruiz
a/c: G07096

All other notices and communications (i.e., quarterly/annual reports, tax filings, modifications, waivers regarding the indenture) to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 47-0246511

DEFINED TERMS

          As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

          “Administrative Agent” means Bank of America N.A., a national banking association organized and existing under the laws of the United States of America, in its capacity as administrative agent under the Bank Credit Agreement, together with its successors and assigns in such capacity.

          “Affiliate” means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person. As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Company.

          “Anti-Terrorism Order” means Executive Order No. 13,224 of September 24, 2001, Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism, 66 U.S. Fed. Reg. 49, 079 (2001), as amended.

          “Bank Credit Agreement” means the Amended and Restated Revolving Credit Agreement dated as of March 31, 2004 by and among the Company, and the Administrative Agent for itself and each other bank party thereto, as amended, restated, joined, supplemented or otherwise modified from time to time, and any renewals, extensions or replacements thereof, which constitute the primary bank credit facility of the Company and its Subsidiaries.

          “Business Day” means any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed.

          “Capital Lease” means, at any time, a lease of real property by the Company or any of its Subsidiaries as lessee which is shown as a liability on the Consolidated balance sheet of the Company in accordance with GAAP.

          “Closing” is defined in Section 3.

          “Closing Date” means the date of the Closing.

          “Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

          “Company” means Ross Stores, Inc., a Delaware corporation.

          “Confidential Information” is defined in Section 20.

SCHEDULE B
(to Note Purchase Agreement)

          “Consolidated” and “Consolidating” shall have the respective meanings ascribed to such terms under GAAP.

          “Consolidated Adjusted Debt” means as at any date of determination, all Debt of the Company on a Consolidated basis for borrowed money (including, without limitation but without duplication, (i) Debt arising under Capital Leases, (ii) Debt arising under Synthetic Leases, (iii) liabilities under Guarantees, and (iv) liabilities under standby letters of credit (but excluding liabilities under documentary letters of credit)), plus an amount equal to six times Consolidated Rent Expense for the twelve-month period ending on such date of determination.

          “Consolidated Debt” means as of any date of determination the total amount of all Debt of the Company and its Subsidiaries determined on a Consolidated basis in accordance with GAAP.

          “Consolidated Rent Expense” means, for any period, the aggregate rental expenses payable by the Company on a Consolidated basis for such period (including percentage rent) under any operating Lease classified as such under GAAP but not including any amount included in the definition of “Consolidated Total Interest Expense.”

          “Consolidated Total Assets” means, as of any date of determination, the total amount of all assets of the Company and its Subsidiaries, determined on a Consolidated basis in accordance with GAAP.

          “Consolidated Total Capitalization” means, at any time, the sum of (i) the amount reported as stockholders’ equity on the Consolidated balance sheet of the Company and determined in accordance with GAAP and (ii) Consolidated Adjusted Debt.

          “Consolidated Total Interest Expense” means, for any period, all interest and all amortization of debt discount and expense (including commitment fees, letter of credit fees, balance deficiency fees and similar expenses) on all Debt of the Company on a Consolidated basis (including outstanding letters of credit), all as determined in accordance with GAAP, together with all interest expense of the Company on a Consolidated basis under Synthetic Leases.

          “Debt” means, as applied to any Person (but without duplication), (i) all obligations for borrowed money or other extensions of credit whether secured or unsecured, absolute or contingent, including, without limitation, unmatured reimbursement obligations with respect to letters of credit or guarantees issued for the account of or on behalf of such Person (other than documentary letters of credit), and all obligations representing the deferred purchase price of property, other than accounts payable and other normal recurring accrued expenses in each case arising in the ordinary course of business, (ii) all obligations evidenced by bonds, notes, debentures or other similar instruments, (iii) all obligations secured by any mortgage, pledge, security interest or other lien on property owned or acquired by such Person, whether or not the obligations secured thereby shall have been assumed, (iv) all obligations arising under Capital Leases and Synthetic Leases, (v) all Guarantees, and (vi) all obligations that are immediately due and payable out of the production from property now or hereafter owned or acquired by such Person.

          “Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

          “Default Rate” means with respect to the Notes of any Series that rate of interest that is 1% per annum above the rate of interest stated in clause (a) of the first paragraph of the Notes of such Series.

          “EBITDA” shall mean, in relation to the Company on a Consolidated basis for any period, an amount equal to the net income of the Company on a Consolidated basis after deduction of all expenses, taxes and other proper charges, determined in accordance with GAAP for such period, but, in determining such Consolidated net income, any GAAP extraordinary gains shall be excluded from such calculation, plus the following to the extent deducted in computing such Consolidated net income for such period: (i) Consolidated Total Interest Expense for such period, (ii) Consolidated taxes on income for such period, (iii) Consolidated depreciation for such period, (iv) Consolidated amortization for such period, and (v) extraordinary non-cash losses to the extent such losses have not been and will not become cash losses in a later fiscal period.

          “EBITDAR” shall mean, in relation to the Company for any period, an amount equal to EBITDA for such period, plus Consolidated Rent Expense for such period.

          “Environmental Claims” means all claims, however asserted, alleging potential liability or responsibility for violation of any Environmental Law or for release of Hazardous Materials or injury to the environment.

          “Environmental Laws” means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

          “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

          “ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

          “Event of Default” is defined in Section 11.

          “Exchange Act” means the Securities Exchange Act of 1934, as amended.

          “Fair Market Value” means, at any time and with respect to any property, the sale value of such property that would be realized in an arm’s-length sale at such time between an informed and willing buyer and an informed and willing seller (neither being under a compulsion to buy or sell), as reasonably determined in good faith by the Company’s board of directors.

          “GAAP” means those generally accepted accounting principles as in effect from time to time in the United States of America; provided that, if the Company notifies the holders that the Company wishes to amend any negative covenants (or any definition hereof) to eliminate the effect of any change in generally accepted accounting principles on the operation of such covenant or definition, then the Company’s compliance with such covenant or the meaning of such definition shall be determined on the basis of generally accepted accounting principles in effect immediately before the relevant change in generally accepted accounting principles became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Company and the Required Holders.

          “Governmental Authority” means

(a) the government of

(i) the United States of America or any state or other political subdivision thereof, or

(ii) any jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which has jurisdiction over any properties of the Company or any Subsidiary, or

(b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

          “Government Obligations” shall mean direct obligations of the United States of America or any agency or instrumentality of the United States of America, the payment or guarantee of which constitutes a full faith and credit obligation of the United States of America.

          “Guarantees” means, as applied to any Person, without duplication, all guarantees, endorsements or other contingent or surety obligations with respect to obligations of others whether or not reflected on such Person’s Consolidated balance sheet, including any obligation to furnish funds, directly or indirectly (whether by virtue of partnership arrangements, by agreement to keep-well or otherwise), through the purchase of goods, supplies or services, or by way of stock purchase, capital contribution, advance or loan, or to enter into a contract for any of the foregoing, for the purpose of payment of obligations of any other Person.

          “Hazardous Material” means any and all pollutants, toxic or hazardous wastes or other substances that might pose a hazard to health and safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is or shall be restricted, prohibited or penalized by any applicable law including, but not limited to, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum, petroleum products, lead based paint, radon gas or similar restricted, prohibited or penalized substances.

          “holder” means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1.

          “Institutional Investor” means (a) any original purchaser of a Note, (b) any holder of more than $2,000,000 of the aggregate principal amount of the Notes then outstanding, and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

          “Investments” shall mean all investments, in cash or by delivery of property made, directly or indirectly in any Person, whether by acquisition of shares of capital stock, Debt or other obligations or securities or by loan, advance, capital contribution or otherwise

          “Leases” or “Lease” means any agreement granting a Person the right to occupy space in a structure or real estate for any period of time, and any Capital Lease, Synthetic Lease, or other lease of or agreement to use personal property including, but not limited to, machinery, equipment, furniture and fixtures, whether evidenced by written or oral lease, contract or other agreement no matter how characterized.

          “Lien” means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement (other than an operating lease) or Capital Lease, upon or with respect to any property or asset of such Person (including, in the case of stock, shareholder agreements, voting trust agreements and all similar arrangements).

          “Make-Whole Amount” shall have the meaning set forth in Section 8.6.

          “Material” means material in relation to the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole.

          “Material Adverse Effect” means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole, or (b) the ability of the Company to perform its obligations under this Agreement and the Notes, (c) the ability of any Subsidiary Guarantor to perform its obligations under the Subsidiary Guaranty, if any, or (d) the validity or enforceability of this Agreement, the Notes or the Subsidiary Guaranty, if any.

          “Material Default” means any Default or Event of Default pursuant to Sections l1(a), (b), (c) or (i).

          “Memorandum” is defined in Section 5.3.

          “Multiemployer Plan” means any Plan that is a “multiemployer plan” (as such term is defined in Section 4001(a)(3) of ERISA).

          “Notes” is defined in Section 1.

          “Officer’s Certificate” means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

          “PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

          “Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

          “Plan” means an “employee benefit plan” (as defined in Section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

          “Prohibited Transaction” means a transaction prohibited by Section 4975 of the Code or Section 406 of ERISA, for which no statutory or administrative exemption applies.

          “property” or “properties” means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

          “Purchasers” means the purchasers of the Notes named in Schedule A hereto.

          “QPAM Exemption” means Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

          “Qualified Institutional Buyer” means any Person who is a qualified institutional buyer within the meaning of such term as set forth in Rule 144(a)(1) under the Securities Act.

          “Reportable Event” means with respect to any Plan, a reportable event as described in Section 4043(c) of ERISA for which notice to the PBGC has not been waived.

          “Required Holders” means, at any time, the holders of not less than 51% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates and any Notes held by parties who are contractually required to abstain from voting with respect to matters affecting the holders of the Notes).

          “Responsible Officer” means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement.

          “Restricted Investments” means the sum of (i) Investments in Subsidiaries which are not Subsidiary Guarantors, and (ii) the aggregate amount of Guaranties by the Company of Debt of Subsidiaries which are not Subsidiary Guarantors.

          “Securities Act” means the Securities Act of 1933, as amended from time to time.

          “Senior Debt” means, as of the date of any determination thereof, all Consolidated Debt, other than Subordinated Debt.

          “Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.

          “Series” means any series of Notes issued pursuant to this Agreement.

          “Series A Notes” is defined in Section 1 of this Agreement.

          “Series B Notes” is defined in Section 1 of this Agreement.

          “Significant Subsidiaries” means each “significant” (as defined under Regulation S-X promulgated under the Securities Exchange Act of 1934, as amended) domestic and foreign Subsidiary of the Company.

          “Subordinated Debt” means all unsecured Debt of the Company which shall contain or have applicable thereto subordination provisions providing for the subordination thereof to other Debt of the Company.

          “Subsidiary” means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of the Company.

          “Subsidiary Guarantor” means each Subsidiary which is party to the Subsidiary Guaranty.

          “Subsidiary Guaranty” means the Subsidiary Guaranty substantially in the form of Exhibit 2.3 to this Agreement.

          “Synthetic Lease” means any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product where such transaction is considered borrowed money Debt for tax purposes but is classified as an operating lease under GAAP and including the leases for the distribution facilities located in Fort Hill, South Carolina, and Perris, California regardless of how such leases may from time to time be classified under GAAP.

          “USA Patriot Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

SUBSIDIARIES OF THE COMPANY, OWNERSHIP OF SUBSIDIARY
STOCK

SUBSIDIARY	STATE OF INCORPORATION	STOCKHOLDER

Ross Dress For Less, Inc.	Virginia	Ross Stores, Inc. 100%
Ross Merchandising, Inc.	Delaware	Ross Stores, Inc. 100%
Ross Procurement, Inc.	Delaware	Ross Stores, Inc. 100%
Retail Assurance Group Limited	Bermuda	Ross Stores, Inc. 100%
Ross Stores Asset II Company (Inactive)	California	Ross Stores, Inc. 100%
Ross Stores Asset Management Company (Inactive)	California	Ross Stores, Inc. 100%
Ross Realty, Inc. (Inactive)	California	Ross Stores, Inc. 100%
Ross Support Services LLC (Inactive)	California	Ross Stores, Inc. 100%

Ross Dress For Less, Inc. and Ross Procurement, Inc. are Significant Subsidiaries.

SCHEDULE 5.4
(to Note Purchase Agreement)

TAX LIABILITIES

          The Company has issued waivers of the statute of limitations, extending the time for completion of certain tax audits, in the following jurisdictions:

JURISDICTION	TAX PERIOD	EXTENDED TO

Salt River Scottsdale, AZ	2001-2005	February 2007

California Income Tax	2002-2004	November 2007

SCHEDULE 5.9
(to Note Purchase Agreement)

EXISTING DEBT; FUTURE LIENS

          1.      $600 million revolving credit facility, expiring July 2011. No borrowings as of August 1, 2006.

          2.      $70 million obligation under ten year synthetic lease agreement, expiring July 2013.

          3.      $19.7 million obligation under ten year synthetic lease obligation, expiring July 2013.

          4.      $2.6 million obligation under four year synthetic lease obligation, expiring December 2007.

          5.      $260 thousand obligation under three year synthetic lease obligation, expiring May 2007.

          6.      $2.1 million obligation under two year synthetic lease obligation, expiring December 2006.

          7.      $1.8 million obligation under two year synthetic lease obligation, expiring June 2007.

          8.      $2.7 million obligation under two year synthetic lease obligation, expiring December 2007.

STANDBY LETERS OF CREDIT OF THE COMPANY AS OF AUGUST 1, 2006

ISSUER (BENEFICIARY)	AMOUNT	EXPIRATION DATE

Bank of Butterfield (Retail Assurance Group)	5,940,002	January 2007
Fleet Bank (Ace Insurance)	413,309	September 2006
Fleet (Old Republic Insurance)	52,112,986	May 2007
Fleet - Kemper	73,000	April 2007
Excel	7,462,500	January 2007
Total	$66,001,797

SCHEDULES 5.15
(to Note Purchase Agreement)

EXISTING LIENS

Existing Liens - Schedule 10.4

1.	$70 million obligation under ten year synthetic lease agreement, expiring July 2013.

2.	$19.7 million obligation under ten year synthetic lease obligation, expiring July 2013.

3.	$2.6 million obligation under four year synthetic lease obligation, expiring December 2007.

4.	$260 thousand obligation under three year synthetic lease obligation, expiring May 2007.

5.	$2.1 million obligation under two year synthetic lease obligation, expiring December 2006.

6.	$1.8 million obligation under two year synthetic lease obligation, expiring June 2007.

7.	$2.7 million obligation under two year synthetic lease obligation, expiring December 2007.

SCHEDULE 10.4
(to Note Purchase Agreement)

[FORM OF SERIES A NOTE]

ROSS STORES, INC.

6.38% SERIES A SENIOR NOTE DUE DECEMBER 14, 2018

No. [ ____________ ]	[Date]
$[ _________________ ]	PPN 778296 B@1

          FOR VALUE RECEIVED, the undersigned, ROSS STORES, INC. (herein called the “Company ”), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [ ______________________________ ] or registered assigns, the principal sum of [ ______________ ] DOLLARS (or so much thereof as shall not have been prepaid) on December 14, 2018 with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 6.38% per annum from the date hereof, payable semi-annually, on the 14th day of June and December in each year and at maturity, commencing on June 14, 2007, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, at a rate per annum from time to time equal to 1% above the stated rate, on any overdue payment of interest and, during the continuance of an Event of Default, on the unpaid balance hereof and on any overdue payment of any Make-Whole Amount, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

          Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

          This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of October 17, 2006 (as from time to time amended, supplemented or modified, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representations set forth in Sections 6.2 and 6.3 of the Note Purchase Agreement, provided, that in lieu thereof such holder may (in reliance upon information provided by the Company, which shall not be unreasonably withheld) make a representation to the effect that the purchase by any holder of any Note will not constitute a non-exempt prohibited transaction under section 406(a) of ERISA. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

          This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

EXHIBIT 1
(to Note Purchase Agreement)

          This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

          Pursuant to the Subsidiary Guaranty Agreement dated as of December 14, 2006 (as amended, restated or otherwise modified from time to time, the “Subsidiary Guaranty”), certain Subsidiaries of the Company have absolutely and unconditionally guaranteed payment in full of the principal of, Make-Whole Amount, if any, and interest on this Note and the performance by the Company of its obligations contained in the Note Purchase Agreement all as more fully set forth in said Subsidiary Guaranty.

          If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

          This Note shall be construed and enforced in accordance with, and the rights of the issuer and holder hereof shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

ROSS STORES, INC.

By

Name:

Title:

E-1-2

[FORM OF SERIES B NOTE]

ROSS STORES, INC.

6.53% SERIES B SENIOR NOTE DUE DECEMBER 14, 2021

No. [ _____________ ]	(Date)
$[ __________________ ]	PPN 778296 B# 9

          FOR VALUE RECEIVED, the undersigned, ROSS STORES, INC. (herein called the “Company”), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [ ______________________________ ] or registered assigns, the principal sum of [ ______________ ] D OLLARS (or so much thereof as shall not have been prepaid) on December 14, 2021 with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 6.53% per annum from the date hereof, payable semi-annually, on the 14th day of June and December in each year and at maturity, commencing on June 14, 2007, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, at a rate per annum from time to time equal to 1% above the stated rate, on any overdue payment of interest and, during the continuance of an Event of Default, on the unpaid balance hereof and on any overdue payment of any Make-Whole Amount, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

          Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

          This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of October 17, 2006 (as from time to time amended, supplemented or modified, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representations set forth in Sections 6.2 and 6.3 of the Note Purchase Agreement, provided, that in lieu thereof such holder may (in reliance upon information provided by the Company, which shall not be unreasonably withheld) make a representation to the effect that the purchase by any holder of any Note will not constitute a non-exempt prohibited transaction under section 406(a) of ERISA. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

          This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

EXHIBIT 2
(to Note Purchase Agreement)

          This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

          Pursuant to the Subsidiary Guaranty Agreement dated as of December 14, 2006 (as amended, restated or otherwise modified from time to time, the “Subsidiary Guaranty”), certain Subsidiaries of the Company have absolutely and unconditionally guaranteed payment in full of the principal of, Make-Whole Amount, if any, and interest on this Note and the performance by the Company of its obligations contained in the Note Purchase Agreement all as more fully set forth in said Subsidiary Guaranty.

          If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

          This Note shall be construed and enforced in accordance with, and the rights of the issuer and holder hereof shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

ROSS STORES, INC.

By

Name:

Title:

E-2-2

SUBSIDIARY GUARANTY

Dated as of December 14, 2006

Re:	$85,000,000 6.38% Series A Senior Notes due December 14, 2018 and $65,000,000 6.53% Series B Senior Notes due December 14, 2021 of Ross Stores, Inc.

EXHIBIT 2.4(b) (to Note Purchase Agreement)

TABLE OF CONTENTS

(Not a part of the Agreement)

ATTACHMENTS TO SUBSIDIARY GUARANTY:

EXHIBIT A — Guaranty Joinder

SUBSIDIARY GUARANTY

Re:	$85,000,000 6.38% Series A Senior Notes due December 14, 2018 and $65,000,000 6.53% Series B Senior Notes due December 14, 2021 of Ross Stores, Inc.

          This SUBSIDIARY GUARANTY dated as of December 14, 2006 (the “Guaranty”) is entered into on a joint and several basis by each of the undersigned (which parties are hereinafter referred to individually as a “Guarantor” and collectively as the “Guarantors”).

R E C I T A L S

          A.      Each Guarantor is presently a direct or indirect Subsidiary of Ross Stores, Inc., a Delaware corporation (the “Company”).

          B.      In order to raise funds to refinance existing debt and for general corporate purposes, the Company has entered into the Note Purchase Agreement dated as of October 17, 2006 (the “Note Purchase Agreement”) between the Company and each of the purchasers named on Schedule A attached to the Note Purchase Agreement (the “Note Purchasers”) providing for, among other things, the issue and sale by the Company to the Note Purchasers of the Company’s 6.38% Series A Senior Notes due December 14, 2018 in the aggregate principal amount of $85,000,000 (the “Series A Notes”), and the 6.53% Series B Senior Notes due December 14, 2021 in the aggregate principal amount of $65,000,000 (the “Series B Notes” and, together with the Series A Notes, the “Notes,” such term to include any such notes issued in substitution therefor pursuant to Section 13 of the Note Purchase Agreement). The Note Purchasers, together with their successors and assigns, are hereinafter collectively referred to as the “Holders”.

          C.      The Note Purchasers have required as a condition of their purchase of the Notes that the Company cause each of the undersigned to enter into this Guaranty and to cause each Significant Subsidiary and any other Subsidiary which is required by the terms of the Bank Credit Agreement to become a party to, or otherwise guarantee, Debt outstanding under the Bank Credit Agreement, to enter into a Guaranty Joinder in substantially the form set forth as Exhibit A hereto (a “Guaranty Joinder”), in each case as security for the Notes, and the Company has agreed to cause each of the undersigned to execute this Guaranty and to cause each such Subsidiary to execute a Guaranty Joinder, in each case in order to induce the Note Purchasers to purchase the Notes and thereby benefit the Company and its Subsidiaries by providing funds to enable the Company to refinance existing debt and to enable the Company and its Subsidiaries to have funds available for general corporate purposes.

          NOW, THEREFORE, as required by the Note Purchase Agreement and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, each Guarantor does hereby covenant and agree, jointly and severally, as follows:

SECTION 1.	DEFINITONS.

          Capitalized terms used herein shall have the meanings set forth in the Note Purchase Agreement unless herein defined or the context shall otherwise require.

SECTION 2.	GUARANTY OF NOTES AND NOTE PURCHASE AGREEMENT.

          (a)      Each Guarantor jointly and severally does hereby irrevocably, absolutely and unconditionally guarantee unto the Holders: (1) the full and prompt payment of the principal of, Make-Whole Amount, if any, and interest on the Notes from time to time outstanding, as and when such payments shall become due and payable, whether by lapse of time, upon redemption or prepayment, by extension or by acceleration or declaration or otherwise (including (to the extent legally enforceable) interest due on overdue payments of principal, Make-Whole Amount, if any, and interest) in Federal or other immediately available funds of the United States of America which at the time of payment or demand therefor shall be legal tender for the payment of public and private debts, (2) the full and prompt performance and observance by the Company of each and all of the obligations, covenants and agreements required to be performed or owed by the Company under the terms of the Notes and the Note Purchase Agreement and (3) the full and prompt payment, upon demand by any Holder, of all costs and expenses, legal or otherwise (including reasonable attorneys’ fees), if any, as shall have been expended or incurred in the protection or enforcement of any rights, privileges or liabilities in favor of the Holders under or in respect of the Notes, the Note Purchase Agreement or under this Guaranty or in any action in connection therewith or herewith and in each and every case irrespective of the validity, regularity, or enforcement of any of the Notes or Note Purchase Agreement or any of the terms thereof or any other like circumstance or circumstances.

          (b)      The liability of each Guarantor under this Guaranty shall not exceed an amount equal to a maximum amount as will, after giving effect to such maximum amount and all other liabilities of such Guarantor, contingent or otherwise, result in the performance of the obligations of such Guarantor hereunder not constituting a fraudulent transfer, obligation or conveyance.

SECTION 3.	GUARANTY OF PAYMENT AND PERFORMNCE.

          This is a guarantee of payment and performance and each Guarantor hereby waives, to the fullest extent permitted by law, any right to require that any action on or in respect of any Note or the Note Purchase Agreement be brought against the Company or any other Person or that resort be had to any direct or indirect security for the Notes or for this Guaranty or any

E-2.4(b)-2

other remedy. Any Holder may, at its option, proceed hereunder against any Guarantor in the first instance to collect monies when due, the payment of which is guaranteed hereby, without first proceeding against the Company or any other Person and without first resorting to any direct or indirect security for the Notes or for this Guaranty or any other remedy. The liability of each Guarantor hereunder shall in no way be affected or impaired by any acceptance by any Holder of any direct or indirect security for, or other guaranties of, any Debt, liability or obligation of the Company or any other Person to any Holder or by any failure, delay, neglect or omission by any Holder to realize upon or protect any such guarantees, Debt, liability or obligation or any notes or other instruments evidencing the same or any direct or indirect security therefor or by any approval, consent, waiver, or other action taken, or omitted to be taken by any such Holder.

          The covenants and agreements on the part of the Guarantors herein contained shall be joint and several covenants and agreements, and references to the Guarantors shall be deemed references to each of them and none of them shall be released from liability hereunder by reason of the Guaranty ceasing to be binding as a continuing security on any other of them.

SECTION 4.	GENERAL PROVISIONS RELATING TO THE GUARANTY.

          (a)   Each Guarantor hereby consents and agrees that any Holder or Holders from time to time, with or without any further notice to or assent from any other Guarantor may, without in any manner affecting the liability of any Guarantor under this Guaranty, and upon such terms and conditions as any such Holder or Holders may deem advisable:

          (1)      extend in whole or in part (by renewal or otherwise), modify, increase, change, compromise, release or extend the duration of the time for the performance or payment of any Debt, liability or obligation of the Company or of any other Person secondarily or otherwise liable for any Debt, liability or obligations of the Company on the Notes, or waive any Default with respect thereto, or waive, modify, amend or change any provision of any other agreement or this Guaranty; or

          (2)      sell, release, surrender, modify, impair, exchange or substitute any and all property, of any nature and from whomsoever received, held by, or for the benefit of, any such Holder as direct or indirect security for the payment or performance of any Debt, liability or obligation of the Company or of any other Person secondarily or otherwise liable for any Debt, liability or obligation of the Company on the Notes; or

(3) settle, adjust or compromise any claim of the Company against any other Person secondarily or otherwise liable for any Debt, liability or obligation of the Company on the Notes.

          Each Guarantor hereby ratifies and confirms any such extension, renewal, change, sale, release, waiver, surrender, exchange, modification, amendment, impairment, substitution, settlement, adjustment or compromise and that the same shall be binding upon it, and hereby waives, to the fullest extent permitted by law, any and all defenses, counterclaims or offsets which it might or could have by reason thereof, it being understood that such Guarantor shall at all times be bound by this Guaranty and remain liable hereunder.

E-2.4(b)-3

          (b)   Each Guarantor hereby waives, to the fullest extent permitted by law:

          (1)      notice of acceptance of this Guaranty by the Holders or of the creation, renewal or accrual of any liability of the Company, present or future, or of the reliance of such Holders upon this Guaranty (it being understood that all Debt, liabilities and obligations described in Section 2 hereof shall conclusively be presumed to have been created, contracted or incurred in reliance upon the execution of this Guaranty); and

(2) demand of payment by any Holder from the Company or any other Person indebted in any manner on or for any of the Debt, liabilities or obligations hereby guaranteed; and

(3) presentment for the payment by any Holder or any other Person of the Notes or any other instrument, protest thereof and notice of its dishonor to any party thereto and to such Guarantor.

          The obligations of each Guarantor under this Guaranty and the rights of any Holder to enforce such obligations by any proceedings, whether by action at law, suit in equity or otherwise, shall not be subject to any reduction, limitation, impairment or termination, whether by reason of any claim of any character whatsoever or otherwise and shall not be subject to any defense, set-off, counterclaim (other than any compulsory counterclaim), recoupment or termination whatsoever.

          (c)   The obligations of each Guarantor hereunder shall be binding upon such Guarantor and its successors and assigns, and shall remain in full force and effect irrespective of:

          (1)      the genuineness, validity, regularity or enforceability of the Notes, the Note Purchase Agreement or any other agreement or any of the terms of any thereof, the continuance of any obligation on the part of the Company, any other Guarantor or any other Person on or in respect of the Notes or under the Note Purchase Agreement or any other agreement or the power or authority or the lack of power or authority of the Company to issue the Notes or the Company to execute and deliver the Note Purchase Agreement or any other agreement or of any other Guarantor to execute and deliver this Guaranty or to perform any of its obligations hereunder or the existence or continuance of the Company, any other Guarantor or any other Person as a legal entity; or

          (2)      any default, failure or delay, willful or otherwise, in the performance by the Company, any other Guarantor or any other Person of any obligations of any kind or character whatsoever under the Notes, the Note Purchase Agreement, this Guaranty or any other agreement; or

          (3)      any creditors’ rights, bankruptcy, receivership or other insolvency proceeding of the Company, any other Guarantor or any other Person or in respect of the property of the Company, any other Guarantor or any other Person or any merger, consolidation, reorganization, dissolution, liquidation, the sale of all or substantially all of the assets of or winding up of the Company, any other Guarantor or any other Person; or

E-2.4(b)-4

          (4)      impossibility or illegality of performance on the part of the Company, any other Guarantor or any other Person of its obligations under the Notes, the Note Purchase Agreement, this Guaranty or any other agreements; or

          (5)      in respect of the Company, any other Guarantor or any other Person, any change of circumstances, whether or not foreseen or foreseeable, whether or not imputable to the Company, any other Guarantor or any other Person, or other impossibility of performance through fire, explosion, accident, labor disturbance, floods, droughts, embargoes, wars (whether or not declared), civil commotion, acts of God or the public enemy, delays or failure of suppliers or carriers, inability to obtain materials, action of any federal or state regulatory body or agency, change of law or any other causes affecting performance, or any other force majeure, whether or not beyond the control of the Company, any other Guarantor or any other Person and whether or not of the kind hereinbefore specified; or

          (6)      any attachment, claim, demand, charge, Lien, order, process, encumbrance or any other happening or event or reason, similar or dissimilar to the foregoing, or any withholding or diminution at the source, by reason of any taxes, assessments, expenses, Debt, obligations or liabilities of any character, foreseen or unforeseen, and whether or not valid, incurred by or against the Company, any Guarantor or any other Person or any claims, demands, charges or Liens of any nature, foreseen or unforeseen, incurred by any Person, or against any sums payable in respect of the Notes or under the Note Purchase Agreement or this Guaranty, so that such sums would be rendered inadequate or would be unavailable to make the payments herein provided; or

          (7)      any order, judgment, decree, ruling or regulation (whether or not valid) of any court of any nation or of any political subdivision thereof or any body, agency, department, official or administrative or regulatory agency of any thereof or any other action, happening, event or reason whatsoever which shall delay, interfere with, hinder or prevent, or in any way adversely affect, the performance by the Company, any Guarantor or any other Person of its respective obligations under or in respect of the Notes, the Note Purchase Agreement, this Guaranty or any other agreement; or

(8) the failure of any Guarantor to receive any benefit from or as a result of its execution, delivery and performance of this Guaranty; or

          (9)      any failure or lack of diligence in collection or protection, failure in presentment or demand for payment, protest, notice of protest, notice of default and of nonpayment, any failure to give notice to any Guarantor of failure of the Company, any other Guarantor or any other Person to keep and perform any obligation, covenant or agreement under the terms of the Notes, the Note Purchase Agreement, this Guaranty or any other agreement or failure to resort for payment to the Company, any other Guarantor or to any other Person or to any other guaranty or to any property, security, Liens or other rights or remedies; or

E-2.4(b)-5

          (10)     the acceptance of any additional security or other guaranty, the advance of additional money to the Company or any other Person, the renewal or extension of the Notes or amendments, modifications, consents or waivers with respect to the Notes, the Note Purchase Agreement or any other agreement, or the sale, release, substitution or exchange of any security for the Notes; or

(11) any change in the ownership of any shares of the Company, any Guarantor or any other Person; or

          (12)     any defense whatsoever that: (i) the Company or any other Person might have to the payment of the Notes (principal, Make-Whole Amount, if any, or interest), other than payment thereof in Federal or other immediately available funds, or (ii) the Company or any other Person might have to the performance or observance of any of the provisions of the Notes, the Note Purchase Agreement or any other agreement, whether through the satisfaction or purported satisfaction by the Company, any other Guarantor or any other Person of its debts due to any cause such as bankruptcy, insolvency, receivership, merger, consolidation, reorganization, dissolution, liquidation, winding-up or otherwise; or

          (13)     any act or failure to act with regard to the Notes, the Note Purchase Agreement, this Guaranty or any other agreement or anything which might vary the risk of any Guarantor or any other Person; or

          (14)     any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Guarantor or any other Person in respect of the obligations of any Guarantor or other Person under this Guaranty or any other agreement other than the final and indefeasible payment in full of cash of the Notes;

provided that the specific enumeration of the above-mentioned acts, failures or omissions shall not be deemed to exclude any other acts, failures or omissions, though not specifically mentioned above, it being the purpose and intent of this Guaranty that the obligations of each Guarantor shall be absolute, irrevocable and unconditional and shall not be discharged, impaired or varied except by the payment of the principal of, premium, if any, and interest on the Notes in accordance with their respective terms whenever the same shall become due and payable as in the Notes provided and all other sums due and payable under the Note Purchase Agreement, at the place specified in and all in the manner and with the effect provided in the Notes and the Note Purchase Agreement, as each may be amended or modified from time to time. Without limiting the foregoing, it is understood that repeated and successive demands may be made and recoveries may be had hereunder as and when, from time to time, the Company shall default under or in respect of the terms of the Notes or the Note Purchase Agreement and that notwithstanding recovery hereunder for or in respect of any given default or defaults by the Company under the Notes or the Note Purchase Agreement, this Guaranty shall remain in full force and effect and shall apply to each and every subsequent default.

E-2.4(b)-6

          (d)     All rights of any Holder hereunder may be transferred or assigned at any time and shall be considered to be transferred or assigned at any time or from time to time upon the transfer of any Note whether with or without the consent of or notice to the Guarantors under this Guaranty or to the Company.

          (e)     To the extent of any payments made under this Guaranty, each Guarantor shall be subrogated to the rights of the Holder upon whose Notes such payment was made, but such Guarantor covenants and agrees that such right of subrogation shall be subordinate in right of payment to the prior indefeasible final payment in cash in full of all amounts due and owing by the Company with respect to the Notes and the Note Purchase Agreement and by the Guarantors under this Guaranty, and the Guarantors shall not take any action to enforce such right of subrogation, and the Guarantors shall not accept any payment in respect of such right of subrogation, until all amounts due and owing by the Company under or in respect of the Notes and the Note Purchase Agreement and all amounts due and owing by the Guarantors hereunder have indefeasibly been finally paid in cash in full. If any amount shall be paid to any Guarantor in violation of the preceding sentence at any time prior to the later of the indefeasible payment in cash in full of the Notes and all other amounts payable under the Notes, the Note Purchase Agreement and this Guaranty, such amount shall be held in trust for the benefit of the Holders and shall forthwith be paid to the Holders to be credited and applied to the amounts due or to become due with respect to the Notes and all other amounts payable under the Note Purchase Agreement and this Guaranty, whether matured or unmatured. Each Guarantor acknowledges that it has received direct and indirect benefits from the financing arrangements contemplated by the Note Purchase Agreement and that the waiver set forth in this paragraph (e) is knowingly made as a result of the receipt of such benefits.

          (f)     Each Guarantor agrees that to the extent the Company, any other Guarantor or any other Person makes any payment on any Note, which payment or any part thereof is subsequently invalidated, voided, declared to be fraudulent or preferential, set aside, recovered, rescinded or is required to be retained by or repaid to a trustee, receiver, or any other Person under any bankruptcy code, common law, or equitable cause, then and to the extent of such payment, the obligation or the part thereof intended to be satisfied shall be revived and continued in full force and effect with respect to the Guarantors’ obligations hereunder, as if said payment had not been made. The liability of the Guarantors hereunder shall not be reduced or discharged, in whole or in part, by any payment to any Holder from any source that is thereafter paid, returned or refunded in whole or in part by reason of the assertion of a claim of any kind relating thereto, including, but not limited to, any claim for breach of contract, breach of warranty, preference, ilegality, invalidity, or fraud asserted by any account debtor or by any other Person.

          (g)     No Holder shall be under any obligation: (1) to marshall any assets in favor of the Guarantors or in payment of any or all of the liabilities of the Company under or in respect of the Notes or the obligations of the Guarantors hereunder or (2) to pursue any other remedy that the Guarantors mayor may not be able to pursue themselves and that may lighten the Guarantors’ burden, any right to which each Guarantor hereby expressly waives.

E-2.4(b)-7

          (h)     The obligations of each Guarantor under this Guaranty rank pari passu in right of payment with all other Debt of such Guarantor which is not secured or which is not expressly subordinated in right of payment to any other Debt of such Guarantor.

SECTION 5.	REPRESENTATIONS AND WARRANTIES OF THE GUARANTORS.

          Each Guarantor represents and warrants to each Holder that:

          (a)     Such Guarantor is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on (1) the ability of such Guarantor to perform its obligations under this Guaranty, or (2) the validity or enforceability of this Guaranty (herein in this Section 5, a “Material Adverse Effect”). Such Guarantor has the power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Guaranty and to perform the provisions hereof.

          (b)     This Guaranty has been duly authorized by all necessary corporate action on the part of such Guarantor, and this Guaranty constitutes a legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms, except as such enforceability may be limited by (1) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or conveyance or other similar laws affecting the enforcement of creditors’ rights generally and (2) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (c)     The execution, delivery and performance by such Guarantor of this Guaranty will not (1) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of such Guarantor or any of its Subsidiaries under its corporate charter or by-laws, or other equivalent formation or governing document, or except for contraventions, breaches or defaults which could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, under any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, or any other agreement or instrument to which such Guarantor or any of its subsidiaries is bound or by which such Guarantor or any of its subsidiaries or any of their respective properties may be bound or affected, (2) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to such Guarantor or any of its subsidiaries or (3) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the such Guarantor or any of its Subsidiaries.

          (d)     No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by such Guarantor of this Guaranty.

E-2.4(b)-8

          (e)     Such Guarantor is solvent, has capital not unreasonably small in relation to its business or any contemplated or undertaken transaction and has assets having a value both at fair valuation and at present fair salable value greater than the amount required to pay its debts as they become due and greater than the amount that will be required to pay its probable liability on its existing debts as they become absolute and matured. Such Guarantor does not intend to incur, or believe that it will incur, debts beyond its ability to pay such debts as they become due. Such Guarantor will not be rendered insolvent by the execution and delivery of, and performance of its obligations under, this Guaranty. Such Guarantor does not intend to hinder, delay or defraud its creditors by or through the execution and delivery of, or performance of its obligations under, this Guaranty.

SECTION 6.	AMENDMENTS, WAIVERS AND CONSENTS.

          (a)     This Guaranty may be amended, and the observance of any term hereof may be waived (either retroactively or prospectively), with (and only with) the written consent of each Guarantor and the Required Holders, except that (1) no amendment or waiver of any of the provisions of Section 2, 3 or 4, or any defined term (as it is used therein), will be effective as to any Holder unless consented to by such Holder in writing, (2) no such amendment or waiver may, without the written consent of each Holder, (i) change the percentage of the principal amount of the Notes the Holders of which are required to consent to any such amendment or waiver, or (ii) amend this Section 6, and (3) this Guaranty may be amended by the addition of additional Guarantors pursuant to a Guaranty Joinder.

          (b)     The Guarantors will provide each Holder (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such Holder to make an informed decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof. The Guarantors will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 6 to each Holder promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite Holders.

          (c)     Each Guarantor agrees it will not directly or indirectly pay or cause to be paid any remuneration, whether by way of fee or otherwise, or grant any security, to any Holder as consideration for or as an inducement to the entering into by any Holder of any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each Holder even if such Holder did not consent to such waiver or amendment.

          (d)     Any amendment or waiver consented to as provided in this Section 6 applies equally to all Holders and is binding upon them and upon each future holder and upon the Guarantors. No such amendment or waiver will extend to or affect any obligation, covenant or agreement not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Guarantors and any Holder nor any delay in exercising any rights hereunder shall operate as a waiver of any rights of any Holder. As used herein, the term “this Guaranty” and references thereto shall mean this Guaranty as it may from time to time be amended or supplemented.

E-2.4(b)-9

SECTION 7.	NOTICES.

          All notices and communications provided for hereunder shall be in writing and sent (a) by telefacsimile if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

          (1)     if to a Note Purchaser, to such Note Purchaser at the address specified for such communications on Schedule A to the Note Purchase Agreement, or at such other address as such Note Purchaser shall have specified to any Guarantor or the Company in writing,

(2) if to any other Holder, to such Holder at such address as such Holder shall have specified to any Guarantor or the Company in writing, or

          (3)     if to a Guarantor, to such Guarantor c/o the Company at 4440 Rosewood Drive, Mailstop PL4 3E4, Pleasanton CA 94588-3050, to the attention of the Chief Financial Officer, or at such other address as such Guarantor shall have specified to the Holders in writing.

Notices under this Section 7 will be deemed given only when actually received.

SECTION 8.	MISCELLANEOUS.

          (a)     No remedy herein conferred upon or reserved to any Holder is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Guaranty now or hereafter existing at law or in equity. No delay or omission to exercise any right or power accruing upon any default, omission or failure of performance hereunder shall impair any such right or power or shall be construed to be a waiver thereof but any such right or power may be exercised from time to time and as often as may be deemed expedient. In order to entitle any Holder to exercise any remedy reserved to it under the Guaranty, it shall not be necessary for such Holder to physically produce its Note in any proceedings instituted by it or to give any notice, other than such notice as may be herein expressly required.

          (b)     The Guarantors will pay all sums becoming due under this Guaranty by the method and at the address specified for such purpose in the Note Purchase Agreement, or by such other reasonable method or at such other address as any Holder shall have from time to time specified to the Guarantors in writing for such purpose, without the presentation or surrender of this Guaranty or any Note.

          (c)     Any provision of this Guaranty that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

E-2.4(b)-10

          (d)     If the whole or any part of this Guaranty shall be now or hereafter become unenforceable against anyone or more of the Guarantors for any reason whatsoever or if it is not executed by anyone or more of the Guarantors, this Guaranty shall nevertheless be and remain fully binding upon and enforceable against each other Guarantor as if it had been made and delivered only by such other Guarantors.

          (e)     This Guaranty shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of each Holder and its successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not, so long as its Notes remain outstanding and unpaid.

          (f)     This Guaranty may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

          (g)     This Guaranty shall be construed and enforced in accordance with, and the rights of the parties shall be governed by the law of the State of New York.

E-2.4(b)-11

          IN WITNESS WHEREOF, each of the undersigned has caused this Guaranty to be duly executed by an authorized representative as of date first written above.

ROSS DRESS FOR LESS, INC.

By:

Name:
Title:

ROSS PROCUREMENT, INC.

By:

Name:
Title:

E-2.4(b)-12

GUARANTY JOINDER

Re:	$85,000,000 6.38% Series A Senior Notes due December 14, 2018 and $65,000,000 6.53% Series B Senior Notes due December 14, 2021 of Ross Stores, Inc.

This GUARANTY JOINDER dated as of  _________, _______ (the or this “Guaranty Joinder”) is entered into [on a joint and several basis by each of the undersigned _________, a _________ corporation [and _________, a _________ corporation] ([which parties are hereinafter referred to individually as] an “Additional Guarantor” [and collectively as the “Additional Guarantors”]). Terms not otherwise defined herein shall have the meaning set forth in the Note Purchase Agreement hereinafter referred to.

R E C I T A L S

          A.     [Each] Additional Guarantor, is presently a Subsidiary of Ross Stores, Inc., a Delaware corporation (the “Company”).

          B.     In order to raise funds to refinance existing debt and for general corporate purposes, the Company issued its 6.38% Series A Senior Notes due December 14, 2018 in the aggregate principal amount of $85,000,000 (the “Series A Notes”), and the 6.53% Series B Senior Notes due December 14, 2021 in the aggregate principal amount of $65,000,000 (the “Series B Notes” and, together with the Series A Notes, the “Notes,” such term to include any such notes issued in substitution therefor pursuant to Section 13 of the Note Purchase Agreement) pursuant to the Note Purchase Agreement dated as of October 17, 2006 (the “Note Purchase Agreement”) among the Company and each of the purchasers named on Schedule A attached to said Note Purchase Agreement (the “Note Purchasers”). The Note Purchasers, together with their successors and assigns, are hereinafter collectively referred to as the “Holders”. Capitalized terms not defined herein shall have the meaning ascribed to them in the Note Purchase Agreement.

          C.     As a condition precedent to their purchase of the Notes, the Note Purchasers required that certain Subsidiaries of the Company enter into the Subsidiary Guaranty dated as of December 14, 2006 (the “Guaranty”) as security for the Notes.

          NOW, THEREFORE, as required by the Note Purchase Agreement and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, [each/the] Additional Guarantor does hereby covenant and agree, [jointly and severally], as follows:

EXHIBIT A
(to Subsidiary Guaranty)

          In accordance with the requirements of the Guaranty, the Additional Guarantor[s] desire to amend the definition of Guarantor (as the same may have been heretofore amended) set forth in the Guaranty attached hereto so that at all times from and after the date hereof, the Additional Guarantor[s] shall be [jointly and severally] liable as set forth in the Guaranty for the obligations of the Company under the Note Purchase Agreement and Notes to the extent and in the manner set forth in the Guaranty.

          The undersigned is the duly elected ______________ of the Additional Guarantor[s] and is duly authorized to execute and deliver this Guaranty Joinder for the benefit of all Holders of the Notes. The execution by the undersigned of this Guaranty Joinder shall evidence its consent to, and acknowledgment and approval of, the terms set forth herein and in the Guaranty and by such execution the Additional Guarantor[s] shall be deemed to have made the representations and warranties set forth in Section 5 of the Guaranty in favor of the Holders as of the date of this Guaranty Joinder].

          Upon execution of this Guaranty Joinder, the Guaranty shall be deemed to be amended as set forth above. Except as amended herein, the terms and provisions of the Guaranty are hereby ratified, confirmed and approved in all respects.

          Any and all notices, requests, certificates and other instruments (including the Notes) may refer to the Guaranty without making specific reference to this Guaranty Joinder, but nevertheless all such references shall be deemed to include this Guaranty Joinder unless the context shall otherwise require.

[NAME OF ADDITONAL GUARANTOR]

By

Its

FORM OF OPINION OF GENERAL COUNSEL
TO THE COMPANY

[December 14], 2006

To each of the Purchasers (the “Purchasers”) listed
  in Schedule A to the Note Agreement
  (as defined below)

Re:	Ross Stores, Inc. $85,000,000 6.38% Series A Senior Notes due 2018 $65,000,000 6.53% Series B Senior Notes due 2021

Ladies and Gentlemen:

          I am General Counsel for Ross Stores, Inc., a Delaware corporation (the “Company”), and render this opinion in connection with the sale to you on the date hereof by the Company of (i) $85,000,000 6.38% Series A Senior Notes due 2018; and (ii) $65,000,000 6.53% Series B Senior Notes due 2021 (collectively, the “Notes”) pursuant to the Note Purchase Agreement dated October 17, 2006 between the Company and each of you (the “Note Agreement”). This letter is being furnished to you pursuant to Section 4.4(a) of the Note Agreement.

          I have made an inquiry of such officers and attorneys of the Company and its subsidiaries and examined such corporate records, certificates of officers of the Company, officers of the Company’s subsidiaries and public officials and such other documents and such matters of fact and questions of law as I have considered appropriate for purposes of this letter, except where a specific fact confirmation procedure is stated to have been performed (in which case I have with your consent performed the stated procedure), and except where a statement is qualified as to knowledge or awareness (in which case I have with your consent made no or limited inquiry as specified below.

          I am licensed to practice law in the State of California and am generally familiar with the Delaware General Corporation Law (the “DGCL”). I am opining herein as to the effect on the subject transaction only of the federal securities laws of the United States with respect to the opinions in paragraph 3 below, the internal laws of the State of California and the DGCL, and I express no opinion with respect to the applicability thereto, or the effect thereon, of the laws of any other jurisdiction or, in the case of Delaware, any other laws, or as to any matters of municipal law or the laws of any local agencies within any state.

          Subject to the foregoing and the other matters set forth herein, it is my opinion that, as of the date hereof:

EXHIBIT 4.4(a)
(to Note Purchase Agreement)

          1.     The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which its ownership or lease of substantial properties or the conduct of its business require such qualification, and in which the failure to be so qualified and in good standing would have a material adverse effect upon the Company and its subsidiaries considered as a whole.

          2.     Based solely on certificates from public officials, each Significant Subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; to the best of my knowledge has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which its ownership or lease of substantial properties or the conduct of its business require such qualification, and in which the failure to be so qualified and in good standing would have a material adverse effect upon the Company and its subsidiaries considered as a whole; and all of the issued and outstanding capital stock of each such Significant Subsidiary has been duly authorized and validly issued and is fully paid and nonassessable.

          3.     I am not aware of any pending or threatened litigation against the Company that purports to challenge the right of the Company to execute and deliver the Note Agreement or the Notes or to perform its obligations thereunder.

          This letter is furnished only to you in your capacity as a Purchaser and is solely for your benefit in connection with the transactions covered hereby. This letter may not be relied upon by you for any other purpose, or furnished to, quoted to or relied upon by any other person, firm or other entity for any purpose (including any person, firm or other entity that acquires Notes from you) without my prior written consent, which may be granted or withheld in my sale discretion. At your request, I hereby consent to (i) reliance hereon by any future transferee of the Notes purchased by you that is an Institutional Investor; provided that (a) such person accepts that this opinion speaks only as of the date hereof and to its addressees, (b) I have no responsibility or obligation to update this opinion, to consider its applicability or correctness to other than its addressees, or to take into account changes in law, facts or any other development of which I may later become aware and (c) any such reliance by a future holder must be actual and reasonable under the circumstances existing at the time it becomes a holder including any changes in law, facts or any other developments known to or reasonably knowable by the holder at such time, (ii) the furnishing of copies of this opinion to such Institutional Investors and your and their counsel and (iii) review but not reliance hereon by persons with regulatory authority over you, including, without limitation, the National Association of Insurance Commissioners.

Very truly yours,

General Counsel

E-4.4(a)-2

FORM OF OPINION OF SPECIAL COUNSEL
TO THE COMPANY

December 14, 2006

To each of the Purchasers (the
“Purchasers”) listed in Schedule A to the
Note Agreement (as defined below)

Re:	Ross Stores. Inc.

Ladies and Gentlemen:

          We have acted as special counsel to Ross Stores, Inc., a Delaware corporation (the “Company”), in connection with the sale to you on the date hereof by the Company of (i) $85,000,000 6.38% Series A Senior Notes due 2018; and (ii) $65,000,000 6.53% Series B Senior Notes due 2021 (collectively, the “Notes”), pursuant to the Note Purchase Agreement dated October 17, 2006 (the “Note Agreement”), between the Company and each of you. This letter is being furnished to you pursuant to Section 4.4(b) of the Note Agreement.

          As such counsel, we have examined such matters of fact and questions of law as we have considered appropriate for purposes of this letter, except where a specific fact confirmation procedure is stated to have been performed (in which case we have with your consent performed the stated procedure), and except where a statement is qualified as to knowledge or awareness (in which case we have with your consent made no or limited inquiry as specified below). We have examined, among other things, the following:

(a) The Note Agreement and the Notes (collectively, the “Operative Documents”);

          (b)     The Subsidiary Guaranty Agreement (the “Subsidiary Guaranty Agreement”) issued by Ross Dress for Less, Inc., a Virginia corporation and Ross Procurement, Inc., a Delaware corporation (“Ross Procurement” and together with Ross Dress for Less, Inc. the “Subsidiary Guarantors”);

(c) The Amended and Restated Revolving Credit Agreement dated as of March 31, 2004, as amended by [_] (the “Credit Agreement”);

(d) The Certificate of Incorporation and Bylaws of the Company and Ross Procurement (the “Governing Documents”); and

          (e)     A certificate of an officer of the Company certifying certain resolutions of the Board of Directors of the Company, and a certificate of an officer of Ross Procurement certifying certain resolutions of the Board of Directors of Ross Procurement.

EXHIBIT 4.4(b)
(to Note Purchase Agreement)

          As to facts material to the opinions, statements and assumptions expressed herein, we have, with your consent, relied upon oral or written statements and representations of officers and other representatives of the Company and others, including the representations and warranties of the Company in the Note Agreement. We have not independently verified such factual matters.

          Whenever a statement herein is qualified as to knowledge, awareness, or a similar phrase, it is intended to indicate that those attorneys in the firm who have rendered legal services in connection with the transaction referenced above do not have current actual knowledge of the inaccuracy of such statement. However, except as otherwise expressly indicated, we have not undertaken any independent investigation to determine the accuracy of any such statement.

          We are opining herein as to the effect on the subject transaction only of the federal laws of the United States, the internal laws of the State of New York and in numbered paragraphs 1, 2 and 3 of this letter the Delaware General Corporation Law (the “DGCL”), and we express no opinion with respect to the applicability thereto, or the effect thereon, of the laws of any other jurisdiction or, in the case of Delaware, any other laws, or as to any matters of municipal law or the laws of any local agencies within any state.

          Our opinions and confirmations herein are based upon our consideration of only those statutes, rules and regulations which, in our experience, are normally applicable to private placements of debt securities, provided that no opinion or confirmation is expressed herein with respect to federal or state securities laws (except to the extent stated in paragraphs 6 and 7 herein), antitrust or trade regulation laws, antifraud laws or other laws excluded by customary practice. We express no opinion as to any state or federal laws or regulations applicable to the subject transaction because of the nature or extent of the business of any parties to the Operative Documents or any of their affiliates. Various matters concerning the Company are addressed in the opinion of Mark S. Askanas, General Counsel of the Company, and various issues concerning the laws of the State of Virginia are addressed in the opinion of DLA Piper Rudnick Gray Cary, both separately provided to you, and we express no opinion with respect to those matters. Without limitation, we express no view as to the form, content, accuracy or completeness of the Private Placement Memorandum dated August ___, 2006 or of any other offering or selling material (if any).

          Subject to the foregoing and the other matters set forth herein, it is our opinion that, as of the date hereof:

          1.     The Company is a corporation and has been duly incorporated under the DGCL of the State of Delaware. Based on certificates from public officials, we confirm that the Company is validly existing and in good standing under the laws of the State of Delaware.

E-4.4(b)-2

          2.     The Note Agreement has been duly authorized by all necessary corporate action of the Company, and the Note Agreement has been duly executed and delivered by the Company, and is the legally valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

          3.     The Notes have been duly authorized by all necessary corporate action of the Company and, when executed and delivered to and paid for by you in accordance with the terms of the Note Agreement, will be the legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.

          4.     The Subsidiary Guaranty Agreement has been duly authorized by all necessary corporate action of Ross Procurement and duly executed and delivered by Ross Procurement and is the valid and binding obligation of the Subsidiary Guarantors, enforceable against each Subsidiary Guarantor in accordance with its terms.

          5.     The execution and delivery of the Note Agreement and the issuance and sale of the Notes by the Company and the issuance of the Subsidiary Guaranty Agreement by the Subsidiary Guarantors to each of you pursuant to the Note Agreement and the use of the proceeds of the Notes in accordance with the terms of the Note Agreement on the date hereof do not:

(i) violate the provisions of the Governing Documents,

(ii) to our knowledge, result in the breach of or a default under the Credit Agreement, or

          (iii)   violate any federal or New York statute, rule or regulation applicable to the Company (including, without limitation, Regulations T, U or X of the Board of Governors of the Federal Reserve System, assuming the Company complies with the provisions of the Note Agreement relating to the use of proceeds).

          6.     No registration of the Notes or the Subsidiary Guaranty Agreement under the Securities Act of 1933, as amended, and no qualification of an indenture under the Trust Indenture Act of 1939, as amended, is required for the purchase of the Notes by you, in each case, in the manner contemplated by the Note Agreement. We express no opinion, however, as to when or under what circumstances any Notes may be reoffered or resold.

          7.     The Company is not, and immediately after giving effect to the sale of the Notes in accordance with the Note Agreement and the application of the proceeds in accordance with the terms of the Note Agreement will not be required to be registered as an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

E-4.4(b )-3

          Our opinions are subject to: (i) the effect of bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws relating to or affecting the rights and remedies of creditors; (ii) the effect of general principals of equity, whether considered in a proceeding in equity or at law (including the possible unavailability of specific performance or injunctive relief), concepts of materiality, reasonableness, good faith and fair dealing, and the discretion of the court before which a proceeding is brought; (iii) the invalidity under certain circumstances under law or court decisions of provisions providing for the indemnification of or contribution to a party with respect to a liability where such indemnification or contribution is contrary to public policy; (iv) we express no opinion as to (a) any provision for liquidated damages, default interest, late charges, monetary penalties, make-whole premiums or other economic remedies to the extent such provisions are deemed to constitute a penalty, (b) consents to, or restrictions upon jurisdiction, venue, arbitration, remedies or judicial relief, (c) any provision requiring the payment of attorneys’ fees, whether such payment is contrary to law or public policy, (d) any provision to the effect that a guarantor is liable as a primary obligor and not merely as a surety, (e) waivers of broadly or vaguely stated rights, (f) provisions authorizing or validating conclusive or discretionary determinations, (g) provisions prohibiting, restricting or requiring consent to assignment or transfer of any right or property and (h) the severability, if invalid, of provisions to the foregoing effect.

          With your consent, for purposes of the opinion rendered in paragraph 6, we have assumed that the representations and agreements made by each of you and the Company contained in the Note Agreement are accurate and have been and will be complied with.

          With your consent, we have assumed (a) that the Operative Documents have been duly authorized, executed and delivered by the parties thereto other than the Company, (b) that the Operative Documents constitute legally valid and binding obligations of the parties thereto other than the Company, enforceable against each of them in accordance with their respective terms, (c) that the Subsidiary Guaranty Agreement has been duly authorized, executed and delivered by the parties thereto other than Ross Procurement and constitutes a legally valid and binding obligation of the parties thereto other than the applicable Subsidiary Guarantor, and (d) that the status of the Operative Documents and the Subsidiary Guaranty Agreement as legally valid and binding obligations of the parties is not affected by any (i) breaches of, or defaults under, agreements or instruments, (ii) violations of statutes, rules, regulations or court or governmental orders, or (iii) failures to obtain required consents, approvals or authorizations from, or make required registrations, declarations or filings with, governmental authorities, provided that we make no such assumptions to the extent we have opined as to such matters with respect to the Company and the Subsidiary Guarantors herein.

          With your consent, we have also assumed that Ross Dress for Less, Inc., is validly existing and in good standing under the laws of the State of Virginia, and has the power and authority to execute, deliver and perform its obligations under the Subsidiary Guaranty Agreement.

          In rendering the opinion in clause (ii) of paragraph 5 above insofar as it requires interpretation of the Credit Agreement, with your consent (i) we have assumed that courts of competent jurisdiction would enforce such agreement in accordance with its plain meaning;

E-4.4(b )-4

(ii) to the extent that any questions of legality or legal construction have arisen in connection with our review, we have applied the laws of the State of New York in resolving such questions; (iii) we express no opinion with respect to the effect of any action or inaction by the Company after the date hereof under the Credit Agreement that may result in a breach or default thereunder; and (iv) we express no opinion with respect to any matters which would require us to perform a mathematical calculation or make a financial or accounting determination.

          This letter is furnished only to you in your capacity as a Purchaser and is solely for your benefit in connection with the transaction referenced in the first paragraph. This letter may not be relied upon by you for any other purpose, or furnished to, assigned to, quoted to, or relied upon by any other person, firm or other entity for any purpose (including any person, firm or other entity that acquires Notes from you) without our prior written consent, which may be granted or withheld in our sale discretion. At your request, we hereby consent to (i) reliance hereon by any future transferee of the Notes purchased by you that is an Institutional Investor; provided that (a) such person accepts that this opinion speaks only as of the date hereof and to its addressees, (b) we have no responsibility or obligation to update this opinion, to consider its applicability or correctness to other than its addressees, or to take into account changes in law, facts or any other development of which we may later become aware and (c) any such reliance by a future holder must be actual and reasonable under the circumstances existing at the time it becomes a holder, including any changes in law, facts or any other developments known to or reasonably knowable by the holder at such time, (ii) the furnishing of copies of this opinion to such Institutional Investors and your and their counsel and (iii) review but not reliance hereon by persons with regulatory authority over you, including, without limitation, the National Association of Insurance Commissioners.

Very truly yours,

E-4.4(b)-5

FORM OF OPINION OF SPECIAL VIRGINIA COUNSEL
TO THE SUBSIDIARY GUARANTOR

[LETTERHEAD OF DLA PIPER]

_________, 2006

To each of the Purchasers (the “Purchasers”) listed
in Schedule A to the Note Purchase Agreement (as defined below)

Re:	Subsidiary Guaranty Agreement- Ross Dress For Less, Inc., a Virginia corporation

Ladies and Gentlemen:

          We have acted as special counsel to Ross Dress for Less, Inc., a Virginia corporation (the “Guarantor”), in connection with that certain Subsidiary Guaranty Agreement of even date herewith (the “Guaranty”) made by the Guarantor in favor of the Purchasers, pursuant to that certain Note Purchase Agreement, dated as of October 17, 2006 (the “Note Purchase Agreement”), by and among Ross Stores, Inc. (the “Company”) and the Purchasers.

          This opinion is being delivered pursuant to Section 4.4 of the Note Purchase Agreement. Capitalized terms used in this opinion and not otherwise defined herein shall have the respective meanings given to those terms in the Note Purchase Agreement.

          In connection with this opinion, we have examined originals, or copies identified to our satisfaction as being true copies, of the following documents:

(a) a Certificate of Good Standing of Guarantor, dated _________, 2006, issued by the Corporation Commission of the Commonwealth of Virginia (the “Virginia Corporation Commission”);

          (b)     the Articles of Incorporation of Guarantor, as filed with the Virginia Corporation Commission on January 14, 2004, and as amended through _________, 2006 and certified by the Virginia Corporation Commission on _________, 2006;

(c) the Bylaws of Guarantor, as amended through the date hereof and certified by the Secretary of Guarantor;

EXHIBIT 4.4(c)
(to Note Purchase Agreement)

          (d)     the Resolutions of the Board of Directors of Guarantor with respect to the actions contemplated by the Guaranty, as certified by the Secretary of Guarantor as being complete and in full force and effect as of the date of this opinion; and

(e) the Guaranty.

          In connection with the opinions set forth below, we have also examined originals, or copies, certified or otherwise identified to our satisfaction, of such other documents, corporate records, certificates and other instruments as we have deemed necessary or appropriate to enable us to render this opinion.

          In reaching the opinions set forth below, we have assumed, and have made no investigation as to, (i) the legal capacity of each natural person signing any of the documents, (ii) the genuineness of all signatures, (iii) the due authorization, execution and delivery of all documents by each party thereto other than Guarantor, (iv) the authenticity and completeness of all documents submitted to us as originals, (v) the conformity to the original documents of all documents submitted to us as certified, photostatic, reproduced or conformed copies of valid existing agreements or other documents, and (vi) the authenticity of all such existing agreements or other documents, and that there have been no amendment or waivers of the terms of such agreements and other documents.

          In expressing the opinions set forth herein, we have relied upon, and assumed the accuracy of, the factual contents of certificates of officers of Guarantor, public officials and others deemed by us to be appropriate.

          Based upon the foregoing, and subject to the assumptions, limitations and qualifications stated herein, we are of the opinion that:

          1.     The Guarantor is a corporation and has been duly incorporated under the laws of the Commonwealth of Virginia. Based on certificates from the Virginia Corporation Commission, the Guarantor is validly existing and in good standing under the laws of the Commonwealth of Virginia.

2. The Guaranty has been duly authorized by all necessary corporate action of the Guarantor. The Guaranty has been duly executed and delivered by the Guarantor.

          The opinions expressed herein are limited to the laws of the Commonwealth of Virginia and the federal laws of the United States of America, and we disclaim any opinion as to the laws of any other jurisdiction. We further disclaim any opinion as to any rule, regulation, ordinance, order or other promulgation of any regional, municipal or local governmental body or as to any related judicial or administrative decision.

          This opinion is furnished to you by us as counsel to Guarantor, is solely for your benefit and may not be quoted or relied upon by any other person or entity without our express prior written consent provided that any Institutional Investor becoming a holder of a Note after the date hereof shall have the right to rely on this opinion as if it were addressed to such Institutional

E-4.4(C)-2

Investor and delivered to such Institutional Investor on the date hereof, and provided further that you and such subsequent holder of a Note may furnish a copy hereof (but no such person shall be entitled to rely thereon) (i) to your or any subsequent holder’s independent auditors and attorneys, (ii) to any state or federal authority or independent banking, insurance board or body having regulatory jurisdiction over you or any subsequent holder and (iii) pursuant to any order or legal process of any court or governmental agency compelling a disclosure of a copy hereof.

          This opinion is given as of the date of this letter, and we disclaim any undertaking to advise you of changes which may subsequently be brought to our attention.

Very truly yours,

DLA PIPER RUDNICK GRAY CARY US LLP

E-4.4(c)-3

FORM OF OPINION OF SPECIAL COUNSEL
TO THE PURCHASERS

          The closing opinion of Chapman and Cutler LLP, special counsel to the Purchasers, called for by Section 4.4 of the Note Purchase Agreement, shall be dated the date of Closing and addressed to each Purchaser, shall be satisfactory in form and substance to each Purchaser and shall be to the effect that:

          1.     The Company is a corporation, validly existing and in good standing under the laws of its jurisdiction of incorporation and has the corporate power and the corporate authority to execute and deliver the Note Purchase Agreement and to issue the Notes.

          2.     The Note Purchase Agreement has been duly authorized by all necessary corporate action on the part of the Company, has been duly executed and delivered by the Company and constitutes the legal, valid and binding contract of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors’ rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

          3.     The Notes have been duly authorized by all necessary corporate action on the part of the Company, and the Notes being delivered on the date hereof have been duly executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors’ rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

          4.     The issuance, sale and delivery of the Notes and the execution and delivery of the Subsidiary Guaranty under the circumstances contemplated by the Note Purchase Agreement and the Subsidiary Guaranty do not, under existing law, require the registration of the Notes or the Subsidiary Guaranty under the Securities Act of 1933, as amended, or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

EXHIBIT 4.4(d)
(to Note Purchase Agreement)

          With respect to matters of fact upon which such opinion is based, Chapman and Cutler LLP may rely on appropriate certificates of public officials and officers of the Company and upon representations of the Company and the Purchasers delivered in connection with the issuance and sale of the Notes.

          In rendering the opinion set forth in paragraph 1 above, Chapman and Cutler LLP may rely, as to matters referred to in paragraph 1, solely upon an examination of the Certificate of Incorporation certified by, and a certificate of good standing of the Company from, the Secretary of State of the State of Delaware, the Bylaws of the Company and the general business corporation law of the State of Delaware. The opinion of Chapman and Cutler LLP is limited to the laws of the State of New York, the general business corporation law of the State of Delaware and the Federal laws of the United States.

4.4(d)-2

FORM OF OFFICER’S CERTIFICATE

EXHIBIT 7.2
(to Note Purchase Agreement)

ROSS STORES, INC.
PRIVATE PLACEMENT NOTES

FINANCIAL COVENANTS

As of _________, 200___

ADJUSTED INTEREST COVERAGE RATIO (SECTION 10.2)

MINIMUM:					__________

ACTUAL:

(i)	EBITDAR
	(a)	EBITDA:
		(I)	Consolidated net income (in
			accordance with GAAP)	__________
		(II)	Consolidated Total Interest Expense	__________
		(III)	Consolidated Income taxes	__________
		(IV)	Consolidated Depreciation	__________
		(V)	Consolidated Amortization	__________
		(VI)	Extraordinary non-cash losses (that	__________
will not become cash losses in a later fiscal period)
		(VII)	Total EBITDA (sum of lines	__________
(I) through (VI)

	(b)	Consolidated Rent Expense		__________

	(c)	EBITDAR (line (a)(VII) plus line (b))			__________

(ii)	Consolidated Total Interest Expense plus
Consolidated Rent Expense7
	(a)	Consolidated Total Interest Expense		__________
	(b)	Consolidated Rent Expense		__________
	(c)	Line (a) plus line (b)			__________

(iii)	Line (i)(c) divided by line (ii)(c)				__________

ADJUSTED DEBT TO TOTAL CAPITALIZATION RATIO (SECTION 10. 1)

MAXIMUM:			__________

ACTUAL:

(i)	Consolidated Adjusted Debt
	(a) Indebtedness of Company	__________
	(b) Obligations under Capitalized Leases	__________
	(c) Obligations under Synthetic Leases	__________
	(d) Obligations under Guarantees	__________
	(e) Obligations under Standby Letters of Credit	__________
	(f) 6 times Consolidated Rent Expense	__________
	(g) Lines (a) plus (b) plus (c) plus (d) plus (e) plus (f)		$_________

(ii)	Stockholders’ Equity		$_________

(iii)	Consolidated Adjusted Debt (line (i)(g)) plus Stockholders’ Equity (line (ii))		$_________

(iv)	Line (i)(g) divided by line (iii) (expressed as a percentage)		__________

INVESTMENTS (SECTION 10.3)

MAXIMUM:			__________

ACTUAL:

(i)	Restricted Investments	__________
(ii)	Principal Amount of obligations secured by Liens permitted under
Section 10.4 (excluding obligations secured by Liens permitted by
	paragraphs (c) through (k) of Section 10.4)	__________
(iii)	15% of Consolidated Total Assets	__________
(iv)	Lines (i) plus (ii) plus (iii)		$_________

SALE OF ASSETS (SECTION 10.5)

MAXIMUM:			__________

ACTUAL:

(i)	Asset dispositions (determined in accordance with Section 10.5) in	__________
excess of 10% of book value of Consolidated Total Assets
(ii)	Proceeds used to acquire assets used and useful in carrying on the business of the Company and its Subsidiaries
__________
(iii)	Proceeds used to prepay or retire Senior Debt of the Company and	__________
its Subsidiaries
(iv)	Lines (i) minus (ii) minus (iii)		$_________

WITNESS my hand this xxth day of (Month), 200___.

ROSS STORES, INC.

By:

Title:	Vice President of Finance and Treasurer